UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]    Soliciting Material Pursuant to § 240.14a‑12
COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

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COLUMBIA PROPERTY TRUST, INC.
One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:
On Wednesday, July 17, 2013, we will hold our 2013 annual meeting of stockholders at the Atlanta Marriott Perimeter Center, 246 Perimeter Center Parkway NE, Atlanta, Georgia 30346. The meeting will begin at 1:30 p.m. Directions to the 2013 annual meeting of stockholders can be obtained by calling our Investor Relations department at 1-800-557-4831.
We are holding this meeting to:

1.	Elect eight directors to hold office for one-year terms expiring in 2014.
The board of directors recommends a vote FOR each nominee.

2.	Approve the 2013 Long-Term Incentive Plan.
The board of directors recommends a vote FOR the proposal.

3.	Attend to other business properly presented at the meeting.

Your board of directors has selected April 21, 2013 as the record date for determining stockholders entitled to vote at the meeting.
This proxy statement, proxy card, and our 2012 Annual Report to stockholders are being mailed to you on or about
April 30, 2013.
Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy:

(1)	over the Internet, using the control number shown on the enclosed proxy card;

(2)	by telephone, using the control number shown on the enclosed proxy card; or

(3)	by mail, using the enclosed proxy card.

Because we are a widely held REIT with more than 130,000 recordholders, your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 17, 2013:
Our Proxy Statement, Form of Proxy Card and 2012 Annual Report to stockholders are also available at
http://www.columbiapropertytrust.com/proxy

By Order of the Board of Directors

John L. Dixon
Chairman
Atlanta, Georgia
April 30, 2013

QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.

Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2013 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who cannot attend a meeting in person. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are E. Nelson Mills, Wendy W. Gill, or Randall D. Fretz, each of whom are our officers. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. If you submit your proxy without instructions, they will vote FOR all of the director nominees and FOR the approval of the 2013 Long-Term Incentive Plan. With respect to any other proposals to be voted on, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us (or vote by proxy via Internet or by telephone) as soon as possible whether or not you plan on attending the meeting in person.

Q:	When is the annual meeting and where will it be held?

A:
The annual meeting will be held on Wednesday, July 17, 2013, at 1:30 p.m. at the Atlanta Marriott Perimeter Center, 246 Perimeter Center Parkway NE, Atlanta, Georgia 30346. Directions to the 2013 annual meeting of stockholders can be obtained by calling our Investor Relations department at 1-800-557-4831.

Q:	How many shares of common stock are outstanding?

A:	As of April 21, 2013, there were 544,870,411.2 shares of our common stock issued and outstanding.

Q:	What is a "broker non-vote"?

A:
A "broker non-vote" occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or with respect to the proposal to approve a long-term incentive plan at the annual meeting.

Q:	What is a "quorum"?

A:
A "quorum" consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then your shares will be counted toward the presence of a quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors, the adoption of the 2013 Long-Term Incentive Plan and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on each proposal?

A:
The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement and a vote FOR the proposal to adopt the 2013 Long-Term Incentive Plan.

Q:	Who is entitled to vote?

A:
Anyone who owned our common stock at the close of business on April 21, 2013, the record date, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held, including fractional shares.

Q:	How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. Whether or not you plan to attend the meeting and vote in person, we urge you to have your proxy vote recorded in advance of the meeting. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card; (2) by telephone, using the unique control number found on the enclosed proxy card; or (3) by mail, using the enclosed proxy card. If you have Internet access, we encourage you to vote by proxy via the Internet. It is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy via the Internet or by phone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted. For further instructions on voting, see your enclosed proxy card in this proxy statement. If you attend the annual meeting, you also may submit your vote in person, and any previous proxy votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. If you submit your proxy without instructions, your shares of common stock will be voted "FOR" the nominees for director and "FOR" the proposal to adopt the 2013 Long-Term Incentive Plan. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Ms. Gill or Messrs. Mills or Fretz.

Q:	What if I vote by proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1)	notifying Randall D. Fretz, our Secretary;

(2)	attending the meeting and voting in person;

(3)	returning another proxy card, dated after your first proxy card, provided we receive the second proxy card before the annual meeting date; or

(4)	recasting your proxy vote on the proxy voting Web site or by telephone. Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Q:	Will my vote make a difference?

A:
Yes. As discussed below, your vote could affect the composition of our board of directors and whether we adopt the 2013 Long-Term Incentive Plan. Moreover, your presence by proxy or in person is needed to ensure that the proposals can be acted upon. Because we are a widely held REIT (with more than 130,000 recordholders), your vote is VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What are the voting requirements to elect the board of directors?

A:
Under our charter, a plurality of the votes cast is required for the election of the directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat. Because the number of nominees does not exceed the number of board seats, a nominee need only receive a single "for" vote to be elected. Abstentions, "withhold" votes and broker non-votes should have no effect on the outcome of the election, but they will count toward the establishment of a quorum.

However, in order to enhance your ability to influence the composition of the board of directors in an uncontested election such as this, we have adopted a policy requiring each of the nominees to agree to offer to resign should he receive fewer "for" votes than "withhold" votes. If a director must offer to resign because of "withhold" vote totals the Nominating and Corporate Governance Committee must accept or reject the offer of resignation within 90 days following certification of the stockholder vote. If the Nominating and Corporate Governance Committee accepts the offer, then the resignation will be effective upon acceptance. If the Nominating and Corporate Governance Committee rejects the offer, it must publicly disclose its reasons for doing so. The offer of resignation also may be accepted at a stockholder meeting duly called for the express purpose of accepting such resignation and electing a successor to fill the vacancy created thereby. More details of this policy are set out under "Proposal 1. Election of Directors." The policy is set forth in our Corporate Governance Guidelines, a copy of which is available on our Web site at www.columbiapropertytrust.com. Proxies received will be voted FOR each nominee for director unless stockholders designate otherwise.

Q:	What are the voting requirements to approve the proposal to adopt the 2013 Long-Term Incentive Plan?

A:
Approval of the 2013 Long-Term Incentive Plan requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to adopt the 2013 Long-Term Incentive Plan. Proxies received will be voted FOR the proposal to adopt the 2013 Long-Term Incentive Plan unless stockholders designate otherwise.

Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors and the proposal to adopt the 2013 Long-Term Incentive Plan, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to E. Nelson Mills, our Chief Executive Officer and President; Wendy W. Gill, our Senior Vice President and Treasurer; and Randall D. Fretz, our Senior Vice President and Secretary; and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2014 may do so by following the procedures prescribed in Section 2.12 of our Bylaws and in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for presentation to and action by the stockholders at the 2014 annual meeting, director nominations and other stockholder proposals must be received by Randall D. Fretz, our Secretary, no later than March 16, 2014. To also be eligible for inclusion in our proxy statement for the 2014 annual meeting, director nominations and other stockholder proposals must be received by Mr. Fretz by December 31, 2013.

Q:	Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We have contracted with Georgeson, Inc., a Delaware corporation, d/b/a Computershare Fund Services ("CFS"), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay CFS fees of approximately $69,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, which include review of proxy materials; dissemination of brokers' search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees as well as employees of Wells Real Estate Funds, Inc. ("Wells Real Estate Funds") with whom we have an investor services agreement may also solicit proxies, but they will not be specifically compensated for these services.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing this proxy solicitation material, employees of CFS, our employees, and our officers as well as employees of Wells Real Estate Funds also may solicit proxies in person, via the Internet, by telephone, or by any other electronic means of communication or by other means of communication we deem appropriate.

Q:	If I share my residence with another stockholder, how many copies of the Annual Report and Proxy Statement will I receive?

A:
In accordance with a notice previously sent to our stockholders, we are sending only a single set of the annual report and proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as "householding" and stems from rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us reduce costs. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of these documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Columbia Property Trust Investor Relations, c/o DST Systems, Inc., P.O. Box 219073, Kansas City, MO 64121-9073 or call us at 1-800-557-4831. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

Q:	What if I consent to have one set of materials mailed now but change my mind later?

A:
You may withdraw your householding consent at any time by contacting our Investor Relations department at the address and telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

Q:	The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

A:
When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Investor Relations department at the address and telephone number provided above.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year's annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address: http://www.columbiapropertytrust.com/proxy.

We also file annual, quarterly, and current reports; proxy statements; and other information with the SEC. You may read and copy any reports, statements, or other information we file with the SEC on the Web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have nine directors, eight of whom are being nominated for reelection at the annual meeting. Douglas P. Williams notified our board of directors on February 25, 2013 that, for personal reasons, he would not stand for reelection as a director this year. Therefore, our board of directors has determined to reduce the size of our board of directors to eight following the annual meeting (the end of Mr. Williams' term as one of our directors). The members of our Nominating and Corporate Governance Committee are currently conducting a search for additional independent directors and we expect to expand the size of our board at such time as suitable candidates have been identified. Our board of directors held 11 meetings during 2012. For biographical information regarding our directors, see "Executive Officers and Directors" on page 15.
Effective February 28, 2013, our board has established the following committees: Audit Committee, Compensation Committee, Conflicts Committee, Executive Committee, Nominating and Corporate Governance Committee, and Operations Committee. Prior to February 28, 2013, our board of directors had established the following committees: Audit Committee, Asset Management Committee, Compensation Committee, Conflicts Committee, Finance and Planning Committee, Nominating and Corporate Governance Committee, Shareholder Relations Committee and Strategic Planning Committee. Information regarding each of the committees is set forth below.
Director Independence
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board of directors, and all of the members of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and all of the other committees of our board of directors, except the Executive Committee, are "independent" as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The board of directors has determined that Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon, George W. Sands and Neil H. Strickland each qualifies as an independent director under the NYSE standards.
The Audit Committee
General
The Audit Committee's primary function is to assist our board of directors in fulfilling its responsibilities by overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others, the system of internal control over financial reporting that our management has established, and our audit and financial reporting process. The Audit Committee also is responsible for overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2003. The Audit Committee Charter is available on our Web site at www.columbiapropertytrust.com.
The members of the Audit Committee are George W. Sands (Chairman), Neil H. Strickland and Charles R. Brown. All of the members of the Audit Committee are "independent" as defined by the NYSE. The board of directors has determined that Mr. Sands satisfies the SEC's requirements for an audit committee financial expert. During 2012, the Audit Committee met four times.
Independent Auditors
During the year ended December 31, 2012 Deloitte & Touche LLP served as our independent auditor and provided certain domestic and international tax and other services. Deloitte & Touche LLP has served as our independent auditor since May 14, 2008. The Audit Committee has engaged Deloitte & Touche LLP as our independent auditor to audit our financial statements for the year ended December 31, 2013. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.

Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions posed by any stockholders.

Preapproval Policies
The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors' independence. Unless a type of service to be provided by the independent auditors has received "general" preapproval, it will require "specific" preapproval by the Audit Committee.
All requests or applications for services to be provided by the independent auditor which do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Principal Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent auditors. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.
All services rendered by Deloitte & Touche LLP for the year ended December 31, 2012 were preapproved in accordance with the policies and procedures described above.
Principal Auditor Fees
The Audit Committee reviewed the audit and nonaudit services performed by our principal auditor, Deloitte & Touche LLP, as well as the fees charged by the principal auditor for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of the principal auditor. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by our principal auditor for the years ended December 31, 2012 and 2011, are set forth in the table below.

	2012	2011
Audit fees	$734,675	$780,250
Audit-related fees	—	—
Tax fees	137,500	277,493
All other fees	—	—
Total fees	$872,175	$1,057,743

For purposes of the preceding table, the principal auditor's professional fees are classified as follows:

•
Audit fees - These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our financial statements included in our registration statements, as amended. Audit fees are presented for the period to which the audit work relates.

•
Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•
Tax fees - These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state, and local issues. Services also may include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.

•	All other fees - These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Report of the Audit Committee
The Audit Committee reviews the financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee's role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2012 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm's independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP's provision of nonaudit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the 2012 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

April 19, 2013	The Audit Committee of the Board of Directors:
George W. Sands (Chairman), Neil H. Strickland, and Charles R. Brown
The Compensation Committee

The members of our Compensation Committee are Neil H. Strickland (Chairman), John L. Dixon and George W. Sands, all of whom are independent directors. The primary responsibilities of our Compensation Committee are to review and approve corporate goals and objectives relevant to compensation of the chief executive officer, conduct an annual review and evaluation of the performance of the chief executive officer in light of those goals and objectives, and propose to the board of directors the compensation level of the chief executive officer based on such evaluation. The Compensation Committee will also make recommendations to the board of directors with respect to non‑chief executive officer compensation, and incentive-compensation and equity-based plans that are subject to board approval. In addition, the Compensation Committee will review the compensation and benefits of the members of the board of directors annually and, when it deems appropriate, recommend to the board of directors changes in such compensation and benefits. Finally, the Compensation Committee produces an annual report on executive compensation for inclusion in our proxy statement after reviewing our compensation discussion and analysis. The Compensation Committee is composed solely of independent directors. The Compensation Committee was formed by the board of directors on December 14, 2012 upon the recommendation of the members of the Strategic Planning Committee in connection with the Company's transition to self-management. It did not hold any meetings in 2012.

Prior to December 14, 2012, we did not have a compensation committee as we had no paid employees and our executive officers did not receive compensation directly from us for services rendered to us. Our executive officers were also officers of our advisor and its affiliates and were compensated by these entities, in part, for their services to us. Thus, prior to the end of 2012, we did not expect our board of directors to be required to act upon matters of executive compensation. Our Conflicts Committee, which is composed of all of our independent directors, did, however, act upon the continuation, renewal or enforcement of the advisory agreement with our advisor pursuant to which the advisor received fees and reimbursement of expenses from which it compensated our executive officers. In addition, our Conflicts Committee was responsible for discharging the board's responsibilities relating to the compensation of our directors and was authorized to act upon matters of executive compensation as necessary.

In September, 2012, a subset of the members of the Conflicts Committee (which members later constituted the Compensation Committee) engaged the services of FPL Associates, L.P., a nationally recognized compensation consulting firm specializing in the real estate industry, to assist us in determining competitive executive compensation levels and the programs to implement. The Compensation Committee as established on December 14, 2012 has continued to work with FPL Associates to establish our employee compensation program, develop our time- and performance-based incentive compensation programs and establish our director compensation program. As part of FPL Associates' engagement, FPL Associates, among other things, has provided competitive market compensation data and has made recommendations for pay levels for each component of our executive compensation. FPL Associates has not been engaged by our executive officers to perform any work on their behalf and we consider FPL Associates to be an independent compensation consultant.

FPL Associates provided competitive market compensation for a peer group consisting of 12 public REITs primarily focused in the office REIT sector, with the majority focused in suburban office.  At the time of the study, the peer group companies ranged in size, defined by total capitalization, from approximately $1.5 billion to $8.7 billion, with a median capitalization of $4.7 billion.  Columbia Property Trust's total capitalization of approximately  $5.7 billion placed it within the 75th percentile of the group. The peer group consisted of the following:

BioMed Realty Trust, Inc.	Brandywine Realty Trust	Corporate Office Properties Trust
Cousins Properties Incorporated	Douglas Emmett, Inc.	Duke Realty Corporation
Highwoods Properties, Inc.	Kilroy Realty Corporation	Liberty Property Trust
Mack-Cali Realty Corporation	Piedmont Office Realty Trust, Inc.	Washington Real Estate Investment Trust
Using market data and information it received from FPL Associates, the Compensation Committee, with input from management and the full board of directors, established the base salaries, target annual cash bonuses and equity awards for our executive officers. In establishing the total compensation amounts for our executive officers, the committee did not target compensation levels at any specific point or percentile against the peer group data, however, it did look to ensure that overall compensation levels did not exceed the market median, based on the peer groups presented by FPL Associates, unless substantial performance occurs.
At this year's annual meeting, we are asking our stockholders to approve our 2013 Long-Term Incentive Plan. The plan was designed in consultation with FPL Associates in order to provide us with the flexibility to offer performance-based compensation, including stock-based and incentive cash awards, as part of an overall compensation package to attract, motivate and retain qualified personnel. Certain officers, key employees, non-employee directors, or consultants of ours and our subsidiaries will be eligible to be granted cash awards, stock options, stock appreciation rights, restricted stock, deferred stock awards, other stock-based awards, dividend equivalent rights, and performance-based awards under the 2013 Long-Term Incentive Plan at the discretion of our Compensation Committee. We anticipate that providing such persons with interests and awards of this nature will result in a closer alignment of their interests with our own interests and those of our stockholders, thereby motivating their efforts on our behalf and strengthening their desire to remain with us.
Our Chief Executive Officer has consulted with the Compensation Committee regarding 2013 compensation levels for each of our named executive officers (except for himself) based on recommendations to our Compensation Committee provided by FPL Associates. Our Chief Executive Officer will annually review the performance of each of the other named executive officers. Based on this review, he will make compensation recommendations to the Compensation Committee, including recommendations for performance targets, salary adjustments, annual cash bonuses, and long-term equity-based incentive awards. Although the Compensation Committee considers these recommendations along with data provided by its other advisors, it retains full discretion to set all compensation.

The Conflicts Committee
The members of our Conflicts Committee are John L. Dixon (Chairman), Charles R. Brown, Richard W. Carpenter, Bud Carter, Neil H. Strickland and George W. Sands, all of whom are independent directors. Prior to February 28, 2013, Mr. Strickland was the chairman of the Conflicts Committee and the duties of the Committee consisted of the following:

•	reviewing and reporting on our policies;

•	approving transactions with affiliates and reporting on their fairness to us;

•	supervising and evaluating the performance and compensation of our advisor;

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;

•	approving borrowings in excess of limits set forth in our charter;

•	approving acquisitions and dispositions;

•	evaluating the performance of our officers; and

•	considering plans with respect to the succession of our president in the event of his sudden incapacitation, death, or departure.

In addition, our Conflicts Committee discharged the board's responsibilities relating to compensation of our executives and directors. In this regard, the Conflicts Committee administered the granting of stock options to selected employees of Wells Capital, Inc. ("Wells Capital") and Wells Management Company, Inc. ("Wells Management"), affiliates of our former advisor, based upon recommendations from Wells Capital and Wells Management, and set the terms and conditions of such options in accordance with the 2003 Stock Option Plan. To date, no employee stock options have been issued. The Conflicts Committee also was responsible for administering the terms of the Independent Director Stock Option Plan, the terms of which are discussed in detail below under "Compensation of Directors - Independent Director Stock Option Plan."
Under the terms of the 2003 Stock Option Plan, and only to the extent permissible under Maryland law, the Conflicts Committee may expressly delegate to any individual or group of individuals some or all of the committee's authority to administer the plan, including authority to designate participants, determine terms, conditions, and amounts of option awards, and to grant awards. However, no delegation of duties and responsibilities may be made to eligible participants in the plan who are, or who are anticipated to become, persons subject to the short-swing profit rules of Section 16 of the Securities Exchange Act of 1934.
The Conflicts Committee does not have a separate committee charter. Its primary responsibilities were enumerated in the Company's charter and Corporate Governance Guidelines prior to our transition to self-management on February 28, 2013. The Conflicts Committee met ten times during 2012.
Effective February 28, 2013 the responsibilities of our Conflicts Committee were adjusted due to our transition to self-management. The Conflicts Committee is now responsible for reviewing and approving or disapproving all interested transactions, meaning any transaction, arrangement or relationship in which (i) the amount involved may be expected to exceed $120,000 in any fiscal year, (ii) the Company will be a participant, and (iii) a related person has a direct or indirect material interest. A related person is defined as an executive officer, director or nominee for election as director, or a greater than 5% beneficial owner of the Company's common stock, or an immediate family member of the foregoing.
The Nominating and Corporate Governance Committee
General
The members of our Nominating and Corporate Governance Committee are John L. Dixon (Chairman), Richard W. Carpenter, Neil H. Strickland and Bud Carter. Prior to February 28, 2013, Mr. Strickland was the chairman of the Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are "independent" as defined by the NYSE.
The primary functions of the Nominating and Corporate Governance Committee are: (i) identifying individuals qualified to serve on the board of directors and recommending that the board of directors select a slate of director nominees for election by the stockholders at the annual meeting; (ii) developing and recommending to the board of directors a set of corporate governance guidelines and periodically reevaluating such guidelines for the purpose of suggesting amendments to them; and (iii) overseeing an annual evaluation of the board of directors and each of its committees. The Nominating and Corporate Governance Committee held three meetings during 2012. A copy of the Nominating and Corporate Governance Committee charter is available on our Web site at www.columbiapropertytrust.com.
Board Membership Criteria
The Nominating and Corporate Governance Committee annually reviews with the board of directors the appropriate experience, skills, and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment, and skills such as an understanding of commercial real estate, capital markets, the securities brokerage industry, commercial banking, insurance, business leadership, accounting and financial management. No one person is likely to possess deep experience in all of these areas. Therefore, the board of directors and the Nominating and Corporate Governance Committee have sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate's independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community. As detailed in the director biographies below, the board of directors and the Nominating and Corporate Governance Committee believe that the slate of directors recommended for election at the annual meeting possess these diverse skills and experiences.
Selection of Directors
The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. The board delegates the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of the board; it then recommends director nominees who are voted on by the full board of directors. All director nominees then stand for election by the stockholders annually.
In recommending director nominees to the board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors, and management. The Nominating and Corporate Governance Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating and Corporate Governance Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See "Stockholder Proposals" below. In evaluating the persons recommended as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the Committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12, of our Bylaws. Any stockholder may request a copy of our Bylaws free of charge by calling our Investor Relations department at 1-800-557-4831.
The Executive Committee
The members of the Executive Committee are John L. Dixon (Chairman), Richard W. Carpenter and E. Nelson Mills. The Executive Committee was formed by the board of directors on February 28, 2013 in connection with the Company's transition to self-management. It did not hold any meetings in 2012. Our board of directors has not delegated any responsibilities to the executive committee of the board of directors. In the future our board of directors may authorize the executive committee to take certain actions on behalf of the board when board approval is needed between regularly scheduled meetings. We also expect management to discuss certain proposed matters with the executive committee to determine whether the matter would be appropriate to take before the full board of directors.

The Operations Committee
The members of the Operations Committee are Richard W. Carpenter (Chairman), Charles R. Brown, Bud Carter and John L. Dixon. The Operations Committee was formed by the board of directors on February 28, 2013 in connection with the Company's transition to self-management. It did not hold any meetings in 2012. The Operations Committee is expected to act on matters similar to those previously considered by the Asset Management Committee, the Finance and Planning Committee and the Stockholder Relations Committee.
The Asset Management Committee
The members of the Asset Management Committee were Charles R. Brown (Chairman), Richard W. Carpenter, and Bud Carter, all of whom are independent directors. The primary function of the Asset Management Committee was to advise the board of directors on investment criteria and acquisition policies, the general economic environment in various real estate markets, existing or prospective properties or tenants, property management matters, and portfolio diversification goals. The Asset Management Committee held fourteen meetings in 2012. Our board of directors dissolved the Asset Management Committee as of February 28, 2013 in connection with our transition to self-management.
The Finance and Planning Committee
The members of the Finance and Planning Committee were Richard W. Carpenter (Chairman), Charles R. Brown and George W. Sands, all of whom are independent directors. The primary function of the Finance and Planning Committee was to review and advise the board of directors on our overall financial performance, which included issues related to net proceeds raised, fees and expenses, operating earnings, dividends, capital structure, and budgetary and reporting processes. The Finance and Planning Committee held five meetings in 2012. Our board of directors dissolved the Finance and Planning Committee as of February 28, 2013 in connection with our transition to self-management.
The Stockholder Relations Committee
The members of the Stockholder Relations Committee were Bud Carter (Chairman), John L. Dixon and Neil H. Strickland, each of whom is an independent director. The primary function of the Stockholder Relations Committee was to advise the board of directors on various stockholders' issues including market conditions, issues relating to net proceeds raised from stockholders, and communications with stockholders. Through guidance and oversight, the Stockholder Relations Committee encouraged communications that provide stockholders with timely information in a cost-effective and user-friendly format. In addition, the Stockholder Relations Committee advised the board on market trends and competitive analysis. During 2012, the Stockholder Relations Committee held four meetings. Our board of directors dissolved the Stockholder Relations Committee as of February 28, 2013 in connection with our transition to self-management.
The Strategic Planning Committee
The members of the Strategic Planning Committee were John L. Dixon (Chairman), Charles R. Brown, Richard W. Carpenter, Bud Carter, George W. Sands and Neil H. Strickland, all of whom are independent directors. The Strategic Planning Committee was formed to assume the responsibility for the strategic planning necessary to assist the board of directors in its efforts to achieve the Company's long-term goals. The Strategic Planning Committee held nine meetings in 2012. Our board of directors dissolved the Strategic Planning Committee as of February 28, 2013 in connection with our transition to self-management.
Stockholder Communications with the Board of Directors
We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the Chairman of our Audit Committee in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Nominating and Corporate Governance Committee in care of our Secretary at our headquarters address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.
Stockholders also may communicate concerns with our directors at our annual meeting. All of our nine directors were in attendance at our 2012 annual meeting. We expect all of our directors to be present at our 2013 annual meeting.

Board Leadership Structure and Role in Risk Oversight
President and Board Chair Positions
It is the policy of the board of directors that the role of chairman is separate from that of president and chief executive officer. Therefore, the positions of chairman of the board and chief executive officer are held by separate persons. In addition, the board of directors has determined that the chairman shall be independent within the meaning of the NYSE listing standards. Currently our chairman of the board is Mr. Dixon and our president and chief executive officer is Mr. Mills. Mr. Dixon has served as chairman of the board of directors since December 31, 2012. Prior to his appointment as chairman of the board, Mr. Dixon served as an independent director since 2008. Prior to December 31, 2012, Leo Wells, one of our current directors, served as chairman of the board, a position he had held since 2003. Mr. Mills was appointed our president (in addition to continuing as one of our directors) effective July 21, 2010. Mr. Mills was given the additional title of chief executive officer effective February 28, 2013. Our board of directors has six independent directors out of a nine-member board.
The board believes that the current structure is appropriate and effective for our Company. The board believes that there are advantages to having an independent chairman of the board for matters such as communications and relations between the board, the president and chief executive officer, and other senior leadership; assisting the board in reaching consensus on particular strategies and policies; facilitating robust evaluation processes for senior leadership, the board, and the chief executive officer. In addition, the board believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence and responsibility is applied to all board decisions, including risk oversight. The duties of the independent chairman of the board include: chairing meetings of the board of directors and executive sessions of the independent directors; facilitating discussion outside board meetings among the independent directors on key issues and concerns; serving as non-executive conduit to the chief executive officer of views, concerns and issues of the directors; interacting with external stakeholders, outside advisors and employees at the discretion of the board; and supporting proper flow of information to the board to ensure the opportunity for effective preparation and discussion of business under consideration. The chairman serves as an information resource for the independent directors and acts as a liaison between directors, committee chairs and management.
Risk Oversight
The Company is exposed to a wide variety of risks in its business activities, including market, strategic, operational, financial, legal, competitive and regulatory risks. Our board of directors is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. In its oversight role, our board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The board receives updates in the ordinary course from management and outside advisors regarding risks we face, including litigation and various operating risks. The risk oversight function is also administered through the standing committees of our board of directors, which oversee risks inherent in their respective areas of responsibility, reporting to our board regularly and involving our board as necessary. Our board committees oversee certain aspects of risk management as follows:

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The Audit Committee assists the board in the oversight of the Company's risk management process. Periodically throughout the year, management reports to the Audit Committee regarding risk management. The nature and content of those reports are responsive to the requests of the Audit Committee. At least once annually a formal enterprise risk management report is presented by management to the full board of directors. The Audit Committee reviews and discusses with management and the independent auditor the Company's major financial risk exposures and any significant non-financial risk exposures, and related policies and practices to assess and control such exposures, including the Company's risk assessment and risk management policies. The Audit Committee also reviews the role of the board in the oversight of the Company's risks.

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The Compensation Committee is responsible for overseeing the Company's overall compensation practices, policies and programs and assessing the risks associated with such practices, policies and programs, including risks related to the executive officer compensation programs such as those that are attendant to incentive-driven compensation plans.

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The Nominating and Governance Committee is responsible for overseeing risks related to the composition and structure of the board of directors and its committees and the Company's corporate governance, including evaluating and considering evolving corporate governance best practices.

The board and its relevant committees review with management the risk management practices for which they have oversight responsibility. Further, we believe that our current leadership structure, including that of having an independent chairman, enhances the board's ability to oversee the Company's risks.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2013 annual meeting, and eight of our directors are being nominated to be re-elected to serve until the 2014 annual meeting and until their successors are elected and qualified.

Name	Position(s)	Age	Year First Became a Director
E. Nelson Mills	President, Chief Executive Officer and Director	52	2007
Randall D. Fretz	Senior Vice President and Secretary	60	N/A
Wendy W. Gill	Senior Vice President and Treasurer	38	N/A
John L. Dixon	Chairman of the Board and Director	70	2008
Charles R. Brown	Director	74	2003
Richard W. Carpenter	Director	76	2003
Bud Carter	Director	74	2003
George W. Sands	Director	68	2010
Neil H. Strickland	Director	77	2003
Leo F. Wells, III	Director	69	2003

E. Nelson Mills was appointed our president in July 2010 and chief executive officer in February 2013 and has served as one of our directors since April 2007; from April 2007 to March 2010 he qualified as an independent director. From February 2006 to February 2013, Mr. Mills served as a director of Wells Timberland REIT, Inc. ("Wells Timberland REIT"); from February 2006 to March 2010 he qualified as an independent director of Wells Timberland REIT. Mr. Mills served as the president and chief operating officer of Williams Realty Advisors, LLC from 2005 to 2009. While at Williams Realty Advisors, Mr. Mills was responsible for investment and financial strategy and was in charge of the design, formation and operation of a series of real estate investment funds.

Prior to joining Williams Realty Advisors in December 2004, Mr. Mills was a financial consultant to Timbervest, LLC, an investment manager specializing in timberland investments.  From September 2000 to April 2004, Mr. Mills served as chief financial officer of Lend Lease Real Estate Investments (US), Inc., an investment manager specializing in the acquisition and management of commercial real estate, and from August 1998 to August 2000 served as a senior vice president of Lend Lease with responsibility for tax planning and administration and the supervision of various merger and acquisition activities.  Prior to joining Lend Lease, Mr. Mills was a tax partner with KPMG LLP.
Mr. Mills received a Bachelor of Science degree in Business Administration from the University of Tennessee and a Masters of Business Administration degree from the University of Georgia.  Mr. Mills also is a Certified Public Accountant.
Among the most important factors that led to the board of directors' recommendation that Mr. Mills serve as our director are Mr. Mills' integrity, judgment, leadership, accounting and financial management expertise, commercial real estate expertise, familiarity with our Company and public company director experience.
Randall D. Fretz has been our Senior Vice President since 2003 and was appointed Secretary on February 28, 2013. Mr. Fretz served as Senior Vice President of Wells Capital; Executive Vice President Operations and Governance of Wells Real Estate Funds; Senior Vice President of Wells Timberland REIT; Senior Vice President of Wells Core Office Income REIT, Inc. ("Wells Core REIT"); and director of Wells Investment Securities ("WIS") and Wells Investment Management Company. Wells Real Estate Funds is an affiliate of our former advisor and directly or indirectly owns Wells Capital, Wells Management, WIS, Wells & Associates, Inc., Wells Development Corporation, Wells Asset Management, Inc., and Wells Core Office Income REIT Advisory Services, LLC. Effective March 2013, Mr. Fretz resigned from his positions with Wells' affiliated entities in connection with our transition to self-management. Mr. Fretz is primarily responsible for operations, governance, strategy, planning and special corporate projects. Prior to joining Wells Capital in 2002, Mr. Fretz served for seven years as President of U.S. and Canada operations for Larson-Juhl, a world leader in custom art and picture-framing home decor. Mr. Fretz was previously a Division Director at Bausch & Lomb, a manufacturer of optical equipment and products, and also held various senior positions at Tandem International and Lever Brothers. Mr. Fretz holds a bachelor's degree in each of Sociology and Physical Education from McMaster University in Hamilton, Ontario. He also earned a Masters of Business Administration degree from the Ivey School of Business in London, Ontario.
Wendy W. Gill is our Senior Vice President and Treasurer. Effective February 28, 2013, the board of directors appointed Wendy W. Gill as an executive officer to succeed Mr. Williams as the Company's Treasurer and Principal Accounting Officer, and to serve as the Company's interim Principal Financial Officer. Ms. Gill previously served as our Chief Accounting Officer, a role she has held since 2007, and Senior Vice President of Corporate Operations. Since our inception in 2003, Ms. Gill has provided oversight to the Company's accounting and financial operations as an employee of Wells Real Estate Funds. Ms. Gill joined Wells Real Estate Funds in 2002 as Director of Financial Reporting and Accounting. From 2007 to 2011, Ms. Gill served as Vice President and Chief Accounting Officer for Wells Real Estate Funds, in which capacity she was responsible for the financial and reporting functions for the real estate programs sponsored by Wells Real Estate Funds, including the public REITs, various public and private limited partnerships, and 1031 Exchange programs. Since 2011, Ms. Gill has dedicated all of her time to our operations. Prior to joining Wells Real Estate Funds she was a manager at Arthur Andersen in the firm's Atlanta and Washington, D.C. offices, working with various publicly traded and privately held companies, with a focus on the real estate, hospitality and financial services industries. Ms. Gill holds a Certified Public Accountant (CPA) designation from the Maryland State Board of Public Accountancy and is a member of the Georgia Society of Certified Public Accountants.
John L. Dixon is the chairman of the board as of December 31, 2012, and has served as one of our independent directors since 2008. Mr. Dixon was appointed chairman of the board on December 31, 2012. Mr. Dixon has over 40 years of experience in the financial services industry and has spent the majority of his professional career serving in various executive roles for broker-dealer companies controlled or wholly owned by Pacific Life. Mr. Dixon's affiliation with Pacific Life began in 1984 as Vice President, Financial Planning with Lowry Financial Service Corporation, which became a wholly owned subsidiary of Pacific Life. During his 23-year tenure with Pacific Life, Mr. Dixon held numerous positions, and prior to his retirement from Pacific Life in June 2007, Mr. Dixon was President and Director of Pacific Select Group, LLC; Chairman and Chief Executive Officer of Mutual Service Corporation; Director of Waterstone Financial Group; Director of United Planners Financial Services; Director of Associated Financial Group, Inc. and Manager of M.L. Stern & Co. LLC. Upon his retirement from Pacific Life, Mr. Dixon assumed an interim position with LPL Financial to assist in the transition of Pacific Life firms acquired by LPL Financial. Mr. Dixon retired from full-time employment in June 2008. Mr. Dixon is an active member of the National Association of Corporate Directors (NACD) and is qualified as a NACD Board Leadership Fellow.
During his financial services career, Mr. Dixon participated in many industry service organizations. He is a founding director of the Financial Planning Association (formerly the Institute of Certified Financial Planners) and previously served two terms as a director with the Institute of Certified Financial Planners from 1976 to 1977 and 2001 to 2003. From 1994 to 2003, Mr. Dixon served as a Trustee of the National Endowment for Financial Education where he was a member of the Investment Committee, the Executive Committee and served as Chairman of the Board of Trustees. Mr. Dixon received a four-year Certificate of Christian Education from Prairie Bible Institute in Alberta, Canada. He is a graduate of American College where he earned Masters of Science degrees in Financial Services and Management.
Among the most important factors that led to the board of directors' recommendation that Mr. Dixon serve as our chairman of the board are Mr. Dixon's integrity, judgment, leadership, knowledge of the securities brokerage industry, familiarity with our Company, and independence from our management.
Charles R. Brown is one of our independent directors. He has been involved in real estate activities for over 40 years. From 1971 to 1976, he served as Director of Marketing and Project Manager for Atlanta Center, one of the South's largest multiuse complexes. Atlanta Center is a two-million square-foot project in the central business district of Atlanta and includes a Hilton Hotel, a bank, and office and retail establishments. From 1976 to 1997, Mr. Brown was President of Technology Park/Atlanta, Inc., where he was instrumental in developing Technology Park/Atlanta, a 600-acre office park in Peachtree Corners, north of Atlanta, which was selected for the Governor's Award for its contribution to community economic development. During this time, Mr. Brown also developed John's Creek, a 1,800-acre mixed-use development located north of Atlanta, and Lenox Park, a 125-acre mixed-use property in Atlanta.
Mr. Brown is Chairman of CRB Realty Associates, a private real estate consulting firm. He previously served as president and vice chairman of Atlantic Station, LLC from 1997 to 2003. He was involved in the planning and development of Atlantic Station, a redevelopment project of the former steel mill of Atlantic Steel in Atlanta, Georgia. He also has represented one of the partnerships developing an office building constituting part of the Atlantic Station project.

Mr. Brown is a past President of the Georgia Tech Foundation, past Chairman of the Gwinnett County Chamber of Commerce and the Georgia Chamber of Commerce, and past Vice Chairman of the Georgia Governor's Development Council. He also served on the board of directors of the Georgia Department of Technical and Adult Education. He is a graduate of the Georgia Institute of Technology where he received a B.S. degree in Building Construction from the College of Architecture.
Among the most important factors that led to the board of directors' recommendation that Mr. Brown serve as our director are Mr. Brown's integrity, judgment, leadership skills, extensive commercial real estate expertise, familiarity with our Company, public company director experience, and independence from management and our advisor.
Richard W. Carpenter is one of our independent directors. He served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc., which was established primarily for investment in commercial real estate within the United States.
Mr. Carpenter is a managing partner of Carpenter Properties, L.P., a real estate limited partnership, and Chairman of the Board and a member of the Executive Committee and Audit Committee of MidCountry Financial Corp. He retired as President and director of Commonwealth Oil Refining Company, Inc. and Realmark Holdings in 2001.
Mr. Carpenter previously served as Vice Chairman of the board of directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B., and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of the National Association of Real Estate Investment Trusts and formerly served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT, which invested in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of Science degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.
Among the most important factors that led to the board of directors' recommendation that Mr. Carpenter serve as our director are Mr. Carpenter's integrity, judgment, leadership skills, extensive banking expertise, extensive commercial real estate expertise, public company director experience, familiarity with our Company and independence from management and our advisor.
Bud Carter is one of our independent directors. For more than 20 years, Mr. Carter was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest. Later, from 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois, and served as Publisher and Editor of The Peoria Press, a weekly business and political journal. From 1981 until 1989, Mr. Carter was an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.
Mr. Carter currently chairs three monthly peer groups for Vistage International (formerly The Executive Committee), a leadership organization that offers members monthly peer workshops, one-on-one business coaching, speaker presentations and a library of online content for business executives. Mr. Carter was recruited in 1987 to be the chairman of the organization's first peer group in Atlanta. See "Transactions with Related Persons" below. Mr. Carter serves on the board of directors of the Kennesaw State Coles College of Business, the Springs Newspapers, and the Rockbridge Commercial Bank; earlier board service includes Creative Storage Systems, Inc., the DiversiTech Corporation, WaveBase9, Wells Dow Jones Wilshire US REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund. He is a graduate of the University of Missouri, where he earned degrees in Liberal Arts and Journalism.
Among the most important factors that led to the board of directors' recommendation that Mr. Carter serve as our director are Mr. Carter's integrity, judgment, leadership, broad experience in working with CEOs and other business leaders, familiarity with our Company, public company director experience, and independence from management and our advisor.
George W. Sands has served as one of our independent directors since April 1, 2010. From April 1, 2010 until March 31, 2013 he also served as an independent director of Wells Timberland REIT. From 1970 to 2006, Mr. Sands served in various roles, including as a partner, with KPMG LLP and its predecessor firms, Peat Marwick Mitchell and Peat Marwick Main. While at KPMG, Mr. Sands served as the Southeast Area Managing Partner for the firm's Audit and Advisory Practice from 1998 until his retirement in 2006. During his career at KPMG, Mr. Sands also served as Southeast Area Managing Partner of Manufacturing, Retailing and Distribution, Atlanta Office Managing Partner, and Securities and Exchange Reviewing Partner. He was a member of the KPMG's National Audit Leadership Team and a Trustee on the KPMG Foundation Board of Directors.

Mr. Sands currently serves on the Advisory Board of The Atlanta Alliance on Developmental Disabilities and is a member of The Rotary Club of Atlanta, where he has served as Treasurer. Mr. Sands also has served as a member of the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and The Atlanta Convention and Visitors Bureau.
Mr. Sands received a Bachelor of Business Administration degree from the University of Georgia. He has been a member of the School of Accounting Advisory Council at University of Georgia. He is a retired Certified Public Accountant in the State of Georgia. Mr. Sands also served as an officer in the United States Army, including a tour of duty in the Republic of South Vietnam.
Among the most important factors that led to the board of directors' recommendation that Mr. Sands serve as our director are Mr. Sands' integrity, judgment, leadership, significant knowledge of public accounting, audit and financial management experience and independence from management and our advisor.
Neil H. Strickland is one of our independent directors. From 1998 to 2010, Mr. Strickland served as an independent trustee of the Wells Family of Real Estate Funds. He was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full-service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a nonactive partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operations Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development, and senior administration.
Mr. Strickland is a Director of First Covenant Bank located in Woodstock, Georgia. He is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland is a past director of First Capital Bank, a community bank, and from November 2004 to November 2005 served as a director of CNB Holdings, Inc., a publicly traded bank, both located in Georgia. Mr. Strickland attended Georgia State University, where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.
Among the most important factors that led to the board of directors' recommendation that Mr. Strickland serve as our director are Mr. Strickland's integrity, judgment, leadership, insurance industry expertise, public company director experience, familiarity with our Company, and independence from management and our advisor.
Leo F. Wells, III, is one of our directors. Prior to December 31, 2012 he served as Chairman of the Board of directors and prior to July 2010 he served as our President. Since 2005, Mr. Wells has served as the President and from 2005 to 2007 as a director of Wells Timberland REIT. Since 2007, he has served as the President and as a director of Wells Core REIT. He also is the sole stockholder, sole director, chief executive officer and Treasurer of Wells Real Estate Funds. He also is the President, Treasurer, and sole director of Wells Capital; Wells Management; Wells Development Corporation, a company organized in 1997 to develop real estate properties; and Wells Asset Management, Inc., a company organized in 1997, which served as an investment adviser to the Wells Family of Real Estate Funds. He is the President, Treasurer, and a director of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978. From 1998 to 2009, Mr. Wells was also a trustee of the Wells Family of Real Estate Funds, an open-end management company organized as an Ohio business trust. From 1998 to 2007, Mr. Wells served as President and Chairman of the Board of Piedmont REIT, formerly known as Wells Real Estate Investment Trust, Inc., a public REIT sponsored by Wells Real Estate Funds until April 16, 2007, when Piedmont REIT acquired entities affiliated with Wells Real Estate Funds and became a self-advised REIT.
Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the Financial Planning Association (FPA).

Among the most important factors that led to the board of directors' recommendation that Mr. Wells serve as our director are Mr. Wells' leadership skills, integrity, judgment, knowledge of our Company and our advisor, commercial real estate expertise, knowledge of the retail securities brokerage industry, and public company director experience.
On August 26, 2003, Mr. Wells and WIS entered into a Letter of Acceptance, Waiver, and Consent ("AWC") with the National Association of Securities Dealers, Inc. ("NASD") relating to alleged rule violations. The AWC set forth the NASD's findings that WIS and Mr. Wells had violated conduct rules relating to the provision of noncash compensation of more than $100 to associated persons of NASD member firms in connection with their attendance at the annual educational and due diligence conferences sponsored by WIS in 2001 and 2002. Without admitting or denying the allegations and findings against them, WIS and Mr. Wells consented in the AWC to various findings by the NASD, which are summarized in the following paragraph:
In 2001 and 2002, Wells Investment Securities sponsored conferences attended by registered representatives who sold its real estate investment products. Wells Investment Securities also paid for certain expenses of guests of the registered representatives who attended the conferences. In 2001, Wells Investment Securities paid the costs of travel to the conference and meals for many of the guests, and paid the costs of playing golf for some of the registered representatives and their guests. Wells Investment Securities later invoiced registered representatives for the cost of golf and for travel expenses of guests, but was not fully reimbursed for such. In 2002, Wells Investment Securities paid for meals for the guests. Wells Investment Securities also conditioned most of the 2001 conference invitations on attainment by the registered representatives of a predetermined sales goal for Wells Investment Securities products. This conduct violated the prohibitions against payment and receipt of noncash compensation in connection with the sales of these products contained in NASD's Conduct Rules 2710, 2810, and 3060. In addition, Wells Investment Securities and Mr. Wells failed to adhere to all of the terms of their written undertaking, made in March 2001, not to engage in the conduct described above, thereby failing to observe high standards of commercial honor and just and equitable principles of trade in violation of NASD Conduct Rule 2110.
WIS consented to a censure, and Mr. Wells consented to suspension from acting in a principal capacity with an NASD member firm for one year. WIS and Mr. Wells also agreed to the imposition of a joint and several fine in the amount of $150,000. Mr. Wells' one-year suspension from acting in a principal capacity ended on October 6, 2004.
Compensation of Executive Officers
During the year ended December 31, 2012 our executive officers did not receive compensation directly from us for services rendered to us. Our executive officers were also officers of our former advisor and its affiliates and were compensated by these entities, in part, for their services to us. Under the terms of the advisory agreement, our advisor was responsible for providing our day-to-day management, subject to the supervision of our board of directors. See "Related-Party Transactions" for a discussion of the fees paid and expenses reimbursed to our advisor and its affiliates in connection with managing our operations. Pursuant to the advisory agreement, we reimbursed our advisor for expenses incurred on our behalf. These expenses included salary reimbursements for the portion of Mr. Williams' salary allocated to us based on his time spent providing services to us for which our advisor does not receive a separate fee. Reimbursable expenses under the advisory agreement also included salary reimbursements for Mr. Mills' salary, all of which was allocated to us because Mr. Mills was engaged by the advisor to serve in a management role dedicated solely to overseeing our operations. Mr. Williams' offering-related efforts on our behalf were only part of his responsibilities as an employee of the advisor and its affiliates, and consequently his salary was divided among several programs for reimbursement purposes.

The following table shows the summary compensation reimbursements we made to our advisor or its affiliates for the compensation of Messrs. Mills and Williams allocated to us for the past three years.

Name and Principal Position	Year	Salary	Bonus	Total
E. Nelson Mills	2012	$556,973	$—	$556,973
President, July 21, 2010 - Present	2011	$542,539	$—	$542,539
	2010	$345,934	$500,000	$845,934

Douglas P. Williams(2)	2012	$42,681	$—	$42,681
Chief Financial Officer	2011	$—	$—	$—
	2010	$54,412	$—	$54,412

(1)	With the exception of a signing bonus paid to E. Nelson Mills upon his appointment as our President, we do not reimburse our advisor for bonus amounts paid to our executive officers.

(2)
Reimbursement for Mr. Williams' salary included a blended mark-up of 29% that our advisor and its affiliates applied uniformly to all salary reimbursements it sought from us to cover benefits such as health and life insurance paid by our advisor and its affiliates.

Outstanding Equity Awards at Fiscal Year-End 2012
The following table shows the outstanding option awards held by our chief executive officer as of December 31, 2012. These awards were granted to E. Nelson Mills in connection with his appointment to our board of directors as an independent director in April 2007 and his re-election to our board in September 2007 in connection with our annual meeting.

Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date
E. Nelson Mills	3,500	12.00	(1)

(1)	2,500 options expire on April 18, 2017 and 1,000 options expire on September 12, 2017.

Compensation of Directors
We have provided below certain information regarding compensation paid to or earned by our directors during the 2012 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Total ($)
E. Nelson Mills(1)	—	—
Leo F. Wells, III(1)	—	—
Douglas P. Williams(1)	—	—
Charles R. Brown(2)	91,905	91,905
Richard W. Carpenter(2)	90,405	90,405
Bud Carter(2)	89,905	89,905
John L. Dixon	74,500	74,500
George W. Sands	81,905	81,905
Neil H. Strickland(2)	83,905	83,905

(1)	Directors who are also our executive officers do not receive compensation for services rendered as a director.

(2)
Messrs. Brown, Carpenter, Carter and Strickland each own options to purchase up to 6,500 shares of the Company's common stock at an exercise price of $12.00. In accordance with FASB ASC Topic 718, we estimated the fair value of each stock option granted as of the date of the grant using the Black-Scholes-Merton model and concluded that the fair value of the options is insignificant.

Cash Compensation
During the year ended December 31, 2012 we paid each of our independent directors:

•	an annual retainer of $32,000;

•	$1,500 per regularly scheduled board meeting attended;

•
$1,500 per regularly scheduled committee meeting attended (in addition, the Audit Committee chairperson receives an annual retainer of $7,500 and all other committee chairpersons receive annual retainers of $5,000 for serving in that capacity); and

•	$500 per special board meeting attended whether held in person or by telephone conference.

In addition, we reserved 100,000 shares of common stock for future issuance upon the exercise of stock options granted to the independent directors pursuant to our Independent Director Stock Option Plan (described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
We paid our independent directors according to the same rates for the first three months of 2013, prorated to reflect the three-month period. Effective April 1, 2013 we pay our independent directors as follows, pro-rated to reflect the nine-month period:

•
an annual cash retainer of $65,000 and an annual equity retainer of $40,000, subject to stockholder approval of the 2013 Long-Term Incentive Plan; if our stockholders do not approve the 2013 Long-Term Incentive Plan, the equity retainer will be paid in cash in an amount of $40,000;

•
the non-executive chairperson of the board receives an annual retainer of $50,000; the Audit Committee chairperson receives an annual retainer of $15,000; the Operations Committee chairperson receives an annual retainer of $13,500; the Compensation Committee chairperson receives an annual retainer of $10,000; and the Nominating and Corporate Governance Committee chairperson receives an annual retainer of $8,500;

•
each member of the Audit Committee receives an annual retainer of $7,500; each member of the Operations Committee receives an annual retainer of $6,750; each member of the Compensation Committee receives an annual retainer of $5,000; and each member of the Nominating and Corporate Governance Committee receives an annual retainer of $4,250.

Independent Director Stock Option Plan
We adopted an Independent Director Stock Option Plan in September 2003, which was suspended in 2007 and expires in September of this year. Prior to suspending the plan, we had issued stock options to purchase 50,500 shares of common stock to our independent directors pursuant to this plan. Of these, options to purchase 29,500 shares of common stock remain outstanding. Available for future issuance under the plan are options to purchase 18,000 shares that were terminated in 2007 and options to purchase 3,000 shares that were terminated in 2006. We do not expect to issue additional options to our independent directors under the plan. As described in Proposal 2, we are currently asking stockholders to approve a new plan, the 2013 Long-Term Incentive Plan, which will provide for the granting of stock awards to non-employee directors, employees of and other bona fide service providers to the Company and its subsidiaries. If the 2013 Long-Term Incentive Plan is approved by our stockholders the Independent Director Stock Option Plan will terminate.
The exercise price for all options granted to date is $12.00 per share. We have authorized and reserved a total of 100,000 shares for issuance under the plan. If the number of outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization, or otherwise, we will make an appropriate adjustment in the number and kind of shares that may be issued pursuant to exercise of the options. We also will make a corresponding adjustment to the exercise price of the options granted prior to any change. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options not exercised but will change only the exercise price for each share.
Options will lapse on the first to occur of (i) the tenth anniversary of the date we grant them, (ii) the removal for cause of the independent director as a member of the board of directors, or (iii) three months following the date the independent director ceases to be a director for any reason other than death or disability. Options may be exercised by payment of cash or through the delivery of common stock. Options are generally exercisable in the case of death or disability for a period of one year after death or the disabling event. No option issued may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code. The independent directors may not sell, pledge, assign, or transfer their options other than by will or the laws of descent or distribution.
The term of the plan is 10 years. Upon our earlier dissolution or liquidation; upon our reorganization, merger, or consolidation with one or more corporations as a result of which we are not the surviving corporation; or upon sale of all or substantially all of our properties, the plan will terminate, and any outstanding options will terminate and be forfeited. The board of directors may provide in writing in connection with any such transaction for any or all of the following alternatives:

•
for the assumption by the successor corporation of the options granted or the replacement of the options with options covering the stock of the successor corporation, or a parent or subsidiary of such corporation, with appropriate adjustments as to the number and kind of shares and exercise prices;

•	for the continuance of the plan and the options by such successor corporation under the original terms; or

•	for the payment in cash or shares of common stock in lieu of and in complete satisfaction of such options.

Compensation Committee Interlocks and Insider Participation

Prior to December 14, 2012, we did not have a standing compensation committee as we had no paid employees and our executive officers did not receive compensation directly from us for services rendered to us. Our Conflicts Committee was responsible for discharging the board's responsibilities relating to the compensation of our directors and was expected to act upon matters of executive compensation as necessary. The members of the Conflicts Committee are Neil H. Strickland, Charles R. Brown, Richard W. Carpenter, Bud Carter, John L. Dixon, and George W. Sands, each of whom is an independent director.

Effective December 14, 2012 our board of directors established a Compensation Committee composed of Neil H. Strickland (Chairman), John L. Dixon and George W. Sands.

Equity Compensation Plan Information
We have reserved 750,000 shares of common stock for issuance under our Stock Option Plan and 100,000 shares of common stock under the Independent Director Stock Option Plan. Both plans were approved by our stockholders in 2003 before we commenced our initial public offering. The following table provides summary information about securities issuable under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	29,500	$12.00	820,500
Equity compensation plans not approved by security holders	—	$—	—
Total	29,500	$12.00	820,500

(1)	Includes 70,500 shares reserved for issuance under the Independent Director Stock Option Plan, which has been suspended and will terminate in September of this year.

RELATED-PARTY TRANSACTIONS
During 2012, we established and carried out a plan to transition our external management platform to a self-managed structure. Effective February 28, 2013, services previously provided by our advisor and property manager will be provided by our employees (other than the services provided by Wells Real Estate Funds under the Investor Services Agreement). As of February 28, 2013, our Conflicts Committee reviews and approves all related-party transactions requiring disclosure under Rule 404(a) of Regulation S-K, meaning any transaction, arrangement or relationship in which (i) the amount involved may be expected to exceed $120,000 in any fiscal year, (ii) we will be a participant, and (iii) a related person has a direct or indirect material interest. A related person is an executive officer, director or nominee for election as director, or a greater than 5% beneficial owner of our common stock, or an immediate family member of the foregoing. Approval of a related-party transaction requires a majority of the Conflicts Committee to find the transaction is fair and reasonable to us. Through February 27, 2013, prior to entering a related-party transaction other than the advisory agreement, a majority of the Conflicts Committee was also required to conclude that the transaction was fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Ethics, our officers and directors are required to promptly bring potential conflicts of interest to the attention of the chairman of our Audit Committee. The Conflicts Committee reviewed the material transactions between related parties and us. Set forth below is a description of such transactions.
Our Relationship with Wells Real Estate Funds
During 2012 certain of our executive officers, Douglas P. Williams and Randall D. Fretz, were also executive officers of Wells Real Estate Funds, our former sponsor, which was the manager of our former advisor. Leo F. Wells, III, the former chairman of our board of directors and one of our directors, is the sole director of Wells Real Estate Funds and indirectly owns 100% of its equity. A subsidiary of Wells Real Estate Funds provided our day-to-day management under the advisory agreement prior to February 28, 2013.
Advisory Agreement
From our inception through February 27, 2013, a subsidiary of Wells Real Estate Funds provided our day-to-day management under the terms of several, uninterrupted advisory agreements dated most recently December 29, 2011; March 30, 2011; June 29, 2012; and December 28, 2012 (the "Advisory Agreement"). Among the services provided by our advisor, under the terms of the Advisory Agreement, were the following:

•	real estate acquisition services;

•	asset management services;

•	real estate disposition services;

•	property management oversight services; and

•	administrative services.

Our advisor was at all times subject to the supervision of our board of directors and had only such authority as we delegated to it as our agent. We renewed the Advisory Agreement (the "Renewal Advisory Agreement") with our advisor in December 2012. The Renewal Advisory Agreement remained in place through February 27, 2013, and was substantially the same as the advisory agreement that was in effect through December 31, 2012, except for a reduced monthly asset management fee and a cap on acquisition and disposition fees payable for 2012 and 2013 in aggregate. The Advisor Assignment Option (as defined under "-Transition Services Agreement" below) closed on February 28, 2013, and the Renewal Advisory Agreement terminated on that date.
From January 1, 2012, through the most recent date practicable, which was December 31, 2012, we have compensated our former advisor as set forth below under the terms of the Advisory Agreement:

•
Asset management fees were incurred monthly at one-twelfth of 0.625% of the lesser of (i) gross cost, as defined, of all of our properties (other than those that failed to meet specified occupancy thresholds) and investments in joint ventures, or (ii) the aggregate value of our interest in the properties and joint ventures as established with the most recent asset-based valuation, until the monthly payment equals $2.7 million (or $32.5 million annualized), as of the last day of each preceding month. From April 2011 through June 2012, asset management fees were capped at $2.7 million per month (or $32.5 million annualized) following the March 2011 acquisition of the Market Square Buildings. Effective July 1, 2012, the cap on monthly asset management fees charged under the advisory agreement was reduced by $83,333 (or, a total savings of $0.5 million for the six months ended December 31, 2012), resulting in a cap of $2.6 million. From July 2012 through December 2012, asset management fees were capped at $2.6 million per month. With respect to (ii) above, our published net asset-based valuations did not impact asset management fees incurred to date due to the continued applicability of the caps described above. Asset management fees from January 1, 2012 to December 31, 2012, totaled approximately $32.0 million.

•
We reimbursed our advisor for all costs and expenses it incurred in fulfilling its asset management and administrative duties, which included wages, salaries, taxes, insurance, benefits, information technology, legal and travel, and other out-of-pocket expenses of employees engaged in ongoing management, administration, operations, and marketing functions on our behalf. We did not, however, reimburse our advisor for personnel costs in connection with services for which our advisor received acquisition fees or real estate commissions. Administrative reimbursements, net of reimbursements from tenants, from January 1, 2012 through December 31, 2012, totaled approximately $11.1 million.

•
Acquisition fees were previously incurred at 1% of the property purchase price (excluding acquisition expenses); however, in no event could total acquisition fees for the 2012 and 2013 calendar years exceed $1.5 million in aggregate. Acquisition fees from January 1, 2012 through December 31, 2012, totaled approximately $1.5 million.

•
The disposition fee payable for the sale of any property for which our advisor provided substantial services was the lesser of (i) 0.3% or (ii) the broker fee paid to a third-party broker in connection with the sale. Disposition fees payable to our advisor from July 1, 2012 through December 31, 2013 have an aggregate cap of $1.5 million. Disposition fees from January 1, 2012 through December 31, 2012, totaled $1.3 million, related to the disposition in December 2012 of nine properties located in less desirable markets.

•
Effective July 1, 2012, monthly occupancy costs of $21,000 were incurred for our advisor's dedicated office space. Occupancy costs from January 1, 2012 through December 31, 2012, totaled approximately $126,000.

In addition to the Advisory Agreement, we also entered into the following contracts with Wells Real Estate Funds and its subsidiaries:
Transition Services Agreement
We entered into an agreement with our advisor and Wells Real Estate Funds for transition services (the "Transition Services Agreement"), for the period from July 1, 2012 to December 31, 2013, pursuant to which (i) Wells Real Estate Funds was required to transfer the assets and employees necessary to provide the services under the Advisory Agreement (other than investor services and property management) to our advisor by January 1, 2013, provided that if Wells Real Estate Funds was unable to transfer certain assets by then, Wells Real Estate Funds is required to use its commercially reasonable best efforts to transfer such delayed assets as promptly as possible, but no later than June 30, 2013; and (ii) we had the option to acquire our advisor at any time during 2013 (the "Advisor Assignment Option"). The Advisor Assignment Option closed as of February 28, 2013. No payment was associated with the assignment; however, we are required to pay Wells Real Estate Funds for the work required to transfer sufficient employees, proprietary systems and processes, and assets to our advisor to prepare for a successful transition to self-management. Accordingly, pursuant to the Transition Services Agreement, we are obligated to pay Wells Real Estate Funds a total of $6.0 million payable in 12 monthly installments of $0.5 million commencing on July 31, 2012. In addition, the Company and Wells Real Estate Funds will each pay half of any out-of-pocket and third-party costs and expenses incurred in connection with providing the services except that our obligation to reimburse Wells Real Estate Funds for such expenses is limited to approximately $250,000 in the aggregate. Pursuant to the Transition Services Agreement, at the close of the Advisor Assignment Option, we entered into a consulting services agreement with Wells Real Estate Funds as described below. The Transition Services Agreement is terminable if there is a material breach by Wells Real Estate Funds that is not cured or if Wells Real Estate Funds is in an insolvency proceeding. Otherwise, if we elect to terminate the agreement early, all remaining payments due under the agreement will be accelerated such that Wells Real Estate Funds receives $6.0 million in the aggregate. Payments under the Transition Services Agreement from January 1, 2012 through December 31, 2012, totaled approximately $3.0 million.

Amendment to Transition Services Agreement
On December 28, 2012, the Transition Services Agreement was amended as follows:

•
We obtained the right, at our option, to acquire the property management entity (the "Property Manager Assignment Option"), the entity charged with carrying out property management functions on behalf of our advisor, for consideration of approximately $2.8 million payable to Wells Real Estate Funds in monthly installments from July 2013 through December 2013 under the Transition Services Agreement. We exercised the option and acquired the property management entity effective February 28, 2013.

•
Upon terminating the Advisory Agreement and effecting the Advisor Assignment Option, we were obligated to enter a new investor services agreement with Wells Real Estate Funds, which provides for the payment of various fees and reimbursement of third-party expenses to Wells Real Estate Funds (the "Investor Services Agreement") in connection with the provision of such services.

•	Adjustments to acquisition and disposition fees as discussed above.

2012 Investor Services Agreement
Effective July 1, 2012, stockholder and communication services and expense reimbursements related thereto were separated out of the Advisory Agreement and covered under a separate agreement (the "2012 Investor Services Agreement"). The 2012 Investor Services Agreement requires Wells Real Estate Funds to provide the stockholder and communications services to us previously provided under the advisory agreement in effect through June 30, 2012. As the sole consideration for these services, we reimbursed Wells Real Estate Funds for expenses incurred in connection with carrying out such services, subject to the cap on "portfolio general and administrative expenses" and "personnel expenses" included in the Advisory Agreement, and thus did not incur a separate fee.
Renewal Investor Services Agreement
The Renewal Investor Services Agreement, which was effective January 1, 2013, is between us and Wells Real Estate Funds (the "Renewal Investor Services Agreement"). It is substantially the same as the investor services agreement that was in effect through December 31, 2012. This agreement terminated on February 28, 2013, upon the exercise of the Advisor Assignment Option.
Investor Services Agreement
Upon the exercise of the Advisor Assignment Option, we entered into the Investor Services Agreement with Wells Real Estate Funds, which requires Wells Real Estate Funds to provide the same stockholder and communication services to us previously provided for under the 2012 Investor Services Agreement and, more recently, the Renewal Investor Services Agreement, and provides for us to compensate Wells Real Estate Funds for the services based on a reimbursement of costs and payroll plus a premium.
Consulting Services Agreement
Also upon the exercise of the Advisor Assignment Option, we entered a consulting services agreement with Wells Real Estate Funds (the "Consulting Services Agreement"). Under the Consulting Services Agreement, Wells Real Estate Funds will provide consulting services with respect to the same matters that our advisor and its affiliates would provide advisory services under the Renewal Advisory Agreement. Payments under the Consulting Services Agreement will be monthly fees in the same amount as the asset management fees that would have been paid under the Renewal Advisory Agreement through December 31, 2013, if the Renewal Advisory Agreement was not terminated. If we elect to terminate the Consulting Services Agreement early for cause, we would not be required to make further payments under the agreement other than fees earned by Wells Real Estate Funds and unpaid at the time of termination. If we terminate the Consulting Services Agreement other than for cause, we would be required to make a fee acceleration payment, which is calculated as the fees incurred in the last month prior to termination, adjusted for partial months, multiplied by the number of months remaining between the time of termination and December 31, 2013.

Our Relationship with Wells Management
Through June 30, 2012, we were party to a property management, leasing, and construction management agreement with our advisor (the "Property Management Agreement"). Wells Management assigned all of its rights, title, and interest in the Property Management Agreement to our advisor on January 1, 2011. We consented to such assignment as required by the prior property management agreement. As part of this assignment, Wells Management guaranteed the performance of all of the advisor's obligations under the prior property management agreement. Mr. Wells indirectly owns 100% of Wells Management. In consideration for supervising the management, leasing, and construction of certain of our properties, we paid the following fees to our advisor under the Property Management Agreement:

•	For each property for which our advisor provided property management services, we paid our advisor a market-based property management fee based on gross monthly income of the property.

•
For each property for which our advisor provided leasing agent services, our advisor was entitled to: (i) a one-time fee in an amount not to exceed one month's rent for the initial rent-up of a newly constructed building; (ii) a market-based commission based on the net rent payable during the term of a new lease; (iii) a market-based commission based on the net rent payable during the term of any renewal or extension of any tenant lease; and (iv) a market-based commission based on the net rent payable with respect to expansion space for the remaining portion of the initial lease term.

•
For each property for which our advisor provided construction management services, our advisor was entitled to receive from us that portion of lease concessions for tenant-directed improvements that are specified in the lease or lease renewal, subject to a limit of 5% of such lease concessions and a management fee to be determined for other construction management activities.

Effective July 1, 2012, we entered into a new agreement with Wells Management for property management services, which was substantially the same as the Property Management Agreement, except that Wells Management is party to the agreement instead of our advisor and will also provide us with portfolio-level property management services previously provided under the Advisory Agreement. These portfolio-level services shall be subject to the cap on "portfolio general and administrative expenses" and "personnel expenses" included in the Advisory Agreement as described above. The Property Management Agreement was terminated on February 28, 2013, when the Property Manager Assignment Option was effected. Going forward, our employees will provide the services previously provided by Wells Management.
Property management and construction fees incurred from January 1, 2012 through December 31, 2012 totaled $4.7 million.

STOCK OWNERSHIP
The following table shows, as of February 28, 2013, the amount of our common stock and stock options to purchase shares of our common stock (as indicated below) beneficially owned by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)	Percentage
Leo F. Wells, III(3)	231,466	*
Randall D. Fretz	3,198	*
Charles R. Brown(4)	7,605	*
Richard W. Carpenter(4)	7,500	*
Bud Carter(4)(5)	49,889	*
John L. Dixon	14,432	*
Wendy W. Gill	—	*
E. Nelson Mills(6)	16,535	*
George W. Sands	—	*
Neil H. Strickland(4)	6,500	*
All officers and directors as a group(7)	337,125	*
Less than 1% of the outstanding common stock.

(1)	Address of each named beneficial owner is c/o Columbia Property Trust, Inc., One Glenlake Parkway, Suite 1200, Atlanta, Georgia 30328.

(2)	None of the shares are pledged as security.

(3)	Includes 2,803 shares owned by Mr. Wells's spouse and 20,100 shares owned by Wells Capital, which Mr. Wells' indirectly owns and controls.

(4)	Includes options to purchase up to 6,500 shares of common stock that are exercisable within 60 days of February 28, 2013.

(5)	Includes 31,677 shares owned by Mr. Carter's spouse.

(6)	Includes options to purchase up to 3,500 shares of common stock Mr. Mills was granted as an independent director that are exercisable within 60 days of February 28, 2013.

(7)	Includes options to purchase an aggregate of up to 28,500 shares of common stock, which are exercisable within 60 days of February 28, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in our annual report on Form 10-K or in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2012.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC now permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact our Investor Relations department by mail at Columbia Property Trust Investor Relations, c/o DST Systems, Inc., P.O. Box 219073, Kansas City, MO 64121-9073 or call us at 1-800-557-4831. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies. If you are a stockholder who receives multiple copies of this proxy statement or annual report, you may request householding by contacting us in the same manner and requesting a householding consent form.

PROPOSALS YOU MAY VOTE ON
Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) over the Internet, using the unique control number found on the enclosed proxy card, (2) by telephone, using the unique control number found on the enclosed proxy card, or (3) by mail, using the enclosed proxy card. Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

PROPOSAL 1. ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of eight nominees to our board of directors. Those persons elected will serve as directors until the 2014 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

Charles R. Brown	E. Nelson Mills
Richard W. Carpenter	George W. Sands
Bud Carter	Neil H. Strickland
John L. Dixon	Leo F. Wells
Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 15 through 19.

If you return a properly executed proxy card, unless you direct them to withhold your votes (or the rules with respect to broker non-votes apply), the individuals named as proxies will vote your shares "FOR" the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

A plurality of the votes cast is required for the election of the directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat. Because the number of nominees does not exceed the number of board seats, a nominee need only receive a single "for" vote to be elected. Abstentions, "withhold" votes and broker non-votes should have no effect on the outcome of the election, but they will count toward the establishment of a quorum.

However, in order to enhance your ability to influence the composition of the board of directors in an uncontested election such as this, we have adopted a policy requiring each of the nominees to agree to offer to resign should he receive fewer "for" votes than "withhold" votes in an uncontested election. If a director must offer to resign because of "withhold" vote totals, the Nominating and Corporate Governance Committee must accept or reject the offer of resignation within 90 days following certification of the stockholder vote. If the Nominating and Corporate Governance Committee accepts the offer, then the resignation will be effective upon acceptance. If the Nominating and Corporate Governance Committee rejects an offer, it must disclose the reasons for doing so in a Form 8-K filed with the SEC.

Any member of the Nominating and Corporate Governance Committee who tenders his resignation pursuant to this provision shall not participate in any Nominating and Corporate Governance Committee action regarding whether to accept his offer of resignation or whether to accept any other director's resignation. However, if the nonparticipation of resigning directors would leave fewer than two members of the Nominating and Corporate Governance Committee participating in the decision, then the resigning members may participate other than the member whose resignation is at issue.

The offer of resignation also may be accepted at a stockholder meeting duly called for the express purpose of accepting such resignation and electing a successor to fill the vacancy created thereby. Unless previously accepted by the Nominating and Corporate Governance Committee, such resignation shall be effective immediately prior to the stockholders' election of a successor at such meeting. If no successor is elected and qualified at such meeting, then the resignation shall not be deemed to be accepted.

The policy is set forth in our Corporate Governance Guidelines, a copy of which is available on our Web site at www.columbiapropertytrust.com.

Recommendation
Your board of directors unanimously recommends a vote "FOR" all nominees listed for re-election as directors.

PROPOSAL 2. 2013 LONG-TERM INCENTIVE PLAN

On April 19, 2013, our board of directors adopted the Company's 2013 Long-Term Incentive Plan ("LTIP"), subject to stockholder approval. We are asking you to approve the LTIP, which will make 8,000,000 shares of common stock of the Company available for issuance to our employees, non-employee directors and other eligible participants under compensatory arrangements and incentives. The material features of the LTIP are described below. The LTIP is intended to replace our 2003 Stock Option Plan and 2003 Independent Director Stock Option Plan (the "Prior Plans"), both of which expire this year. If our stockholders approve the LTIP, no further awards will be made under the Prior Plans. Before the Annual Meeting, the Company will not grant any awards under the LTIP.
Purpose of the LTIP
From our inception through February 27, 2013, we operated as an externally advised real estate investment trust pursuant to an advisory agreement under which a subsidiary of Wells Real Estate Funds and its affiliates performed certain key functions on our behalf, including, among others, managing our day-to-day operations, investing our capital proceeds, and arranging our financings. Also during this period of time, a subsidiary of Wells Real Estate Funds provided the personnel necessary to carry out property management services on behalf of Wells Management and its affiliates pursuant to a property management agreement. On February 28, 2013, we terminated the above-mentioned advisory agreement and property management agreement. As a result, substantially all of the services related to our asset management, accounting, investor relations, and other administrative activities previously performed by affiliates of Wells Real Estate Funds pursuant to an advisory agreements and property management agreement will be performed by our employees going forward (other than the services to be provided by Wells Real Estate Funds under an investor services agreement).
Our board of directors adopted the LTIP for the purpose of providing compensation and incentives to our employees, non-employee directors and other bona fide service providers. As of April 30, 2013, we have 97 employees and eight members of our board of directors who will be eligible to receive awards under the LTIP. The LTIP is designed to:

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promote our long-term financial interests and growth by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of our business;

•	motivate management personnel by means of growth-related incentives to achieve long-range goals; and

•	further the alignment of interests of LTIP participants with those of the stockholders of the Company through opportunities for increased stock or stock-based ownership in the Company.

Toward these objectives, the administrator of the LTIP may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the LTIP.
Why We Support the Proposal
The LTIP is key to our attracting and retaining top talent. Attracting and retaining top talent in this very competitive industry is one of our fundamental strategic imperatives. Approval of the LTIP will enable us to structure competitive compensation packages designed to facilitate our ability to recruit and reward the personnel necessary to carry out property management, asset management, accounting, investor relations, and other administrative activities going forward.
The LTIP will be used to align the long-term interests of our employees and non-employee directors with those of our stockholders. We consider it important to maintain a strong association between compensation of our employees and our stockholders' long-term interests. Awards under the LTIP are intended to provide our employees significant incentive to protect and enhance stockholder value. Likewise, as described above in this proxy statement under "Compensation of Directors," we intend to shift our compensation program for our non-employee directors from an all-cash program to a program comprised of a mixture of cash retainer and stock awards. The non-employee director stock awards will be granted under the LTIP if this proposal is approved.
Governance-related Provisions. As discussed below, the LTIP includes terms that reflect our strong commitment to governance measures and plan design features considered important by key institutional stockholders and proxy advisory firms.

For these reasons, we are asking you to approve the LTIP and thereby enable us to implement our long-term equity compensation program.
Key Features Designed to Protect Stockholders' Interests
The LTIP's design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following LTIP features:

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Independent Administrator. Our Compensation Committee of the board of directors, which is comprised solely of independent, non-employee directors, is the plan administrator. The Compensation Committee may delegate administrative powers to officers and employees, but all determinations regarding awards to our executive officers must be made by the Compensation Committee or our board of directors and all determinations regarding awards to our non-employee directors must be made by our board of directors.

•	No Evergreen Feature. The LTIP does not contain an "evergreen" provision that automatically increases the number of shares authorized for issuance under the Plan.

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Limited Share Recycling. The LTIP does not allow for aggressive share recycling. This means that any shares that are forfeited after issuance due to a failure to meet an award contingency, used as payment of the exercise price of an award, or used to pay taxes associated with an award will not be available under the LTIP for future awards.

•	Repricing Prohibited. The LTIP requires that stockholder approval be obtained for any repricing, exchange or buyout of underwater awards.

•	Reloading Prohibited. The LTIP prohibits granting stock options with automatic replenishment features (also called reload options).

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No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value of our common stock on the date the award is granted and a term no longer than ten years.

•	Per-Participant Limits on Awards. The LTIP limits the size of awards that may be granted during any one year to any one participant.

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Performance-Based Awards. The LTIP permits the grant of performance-based stock and cash-incentive awards that are payable only upon the attainment of specified performance goals. The LTIP includes the provisions necessary to enable us to grant qualified performance-based awards, which are intended to be exempt from the $1,000,000 limit on deductions for compensation paid to covered employees.

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No Dividends on Performance-Based Awards unless and until Performance Goals are Met. The LTIP prohibits the payment of dividends or dividend equivalents on performance-based awards unless and until the applicable performance goals for such award have been met.

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No Liberal Definition of Change in Control. The LTIP's definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our board of directors or stockholders.

•	No Transfers for Value. Participants are not permitted to transfer awards for value under the LTIP.

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Awards Subject to Claw Back Policy. Awards granted under the LTIP to our executive officers will be subject to any recoupment provisions that we may adopt to the extent required to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition, we may include provisions in award agreements under which we may recover from current and former participants any amounts paid or shares of common stock issued under an award and any proceeds therefrom under such circumstances as the plan administrator determines appropriate.

Summary of the LTIP
The following summary describes the most significant features of the LTIP. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached as Exhibit A to this proxy statement.
Eligibility and Participation
Our Compensation Committee selects the individuals who will participate in the LTIP. Eligibility to participate is open to officers and employees of, and other individuals, including our non-employee directors, who are natural persons providing bona fide services to or for, the Company or any of our subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for our securities. The Compensation Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual's start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.
Administration
The Compensation Committee of our board of directors is the administrator of the LTIP with the exception that all determinations to be made with respect to awards to non-employee members of our board of directors will be made solely by our board of directors. At any time, the board of directors may serve as the administrator in lieu of or in addition to the Compensation Committee with respect to awards to employees and other service providers. Except as provided otherwise under the LTIP, the administrator has plenary authority to grant awards pursuant to the terms of the LTIP to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the LTIP.
The Compensation Committee or board of directors may delegate to officers and employees of us and our subsidiaries, limited authority to perform administrative actions under the LTIP to assist in the LTIP's administration to the extent permitted by applicable law and stock exchange rules. This delegation of authority, however, may not extend to the exercise of discretion with respect to awards to participants who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") or officers under Section 16 of the Securities Exchange Act. With respect to any award to which Section 16 of the Securities Exchange Act applies, the administrator shall consist of either our board of directors or the Compensation Committee, which committee shall consist of two or more directors, each of whom is intended to be a "non employee director" as defined in Rule 16b-3 of the Securities Exchange Act and an "independent director" to the extent required by the rules of the national securities exchange that is the principal trading market for the common stock of the Company if the shares are then listed for public trade. With respect to any award that is intended to be a qualified performance-based award, the administrator shall consist of two or more directors, each of whom is intended to be an "outside director" as defined under Section 162(m) of the Code. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Securities Exchange Act or Section 162(m) of the Code.
Shares Available Under the LTIP
The shares of our common stock issuable pursuant to awards under the LTIP will be shares authorized for issuance under our charter but unissued, or shares that have been issued and reacquired, including without limitation shares purchased in the open market, under our share repurchase program or in private transactions.
Initial Share Pool. When the LTIP first becomes effective, there will be 8,000,000 shares of our common stock issuable pursuant to awards that may be granted under the LTIP (the "Share Pool"). This amounts to approximately 1.47% of our total common shares outstanding as of the date of this proxy statement. No further awards will be granted under the Prior Plans once the LTIP becomes effective.
As of the date of this proxy statement, we have an aggregate of 820,500 shares reserved for issuance under our Prior Plans that are not subject to outstanding awards and 29,500 shares subject to outstanding stock options under our Prior Plans, all of which have an exercise price that is above the $7.33 estimated per-share value of our common stock (as last determined by our board of directors as of September  30, 2012 based on an appraisal conducted by a third-party commercial real estate valuation firm). We do not anticipate granting any new awards under the Prior Plans between the date of this proxy statement and the adjournment of the Annual Meeting.

Adjustments to Share Pool. Following the effective date of the LTIP, the Share Pool will be adjusted as follows:

•	The Share Pool will be reduced, on the date of grant, by one share for each share of our common stock made subject to an award granted under the LTIP;

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The Share Pool will be increased, on the relevant date, by the number of unissued shares of our common stock underlying or used as a reference measure for any award or portion of an award granted under the LTIP that is forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of our common stock used as a reference measure for any award granted under the LTIP that are not issued upon settlement of such award either due to a net settlement or otherwise.

In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting us or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization or similar event affecting our capital structure, our board of directors will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Types of Awards
The LTIP enables the grant of stock options, stock appreciation rights, stock awards, stock unit awards, performance shares, cash-based performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards. The LTIP contains all elements necessary to enable such awards granted to covered employees to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired, to ensure maximum deductibility by us.
Stock Options and Stock Appreciation Rights. Stock options represent a right to purchase a specified number of shares of our common stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or our subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the LTIP through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our common stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years' duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of common stock on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or a subsidiary or with which we or our subsidiary combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
Limitation on Reload Options. The administrator is prohibited from granting stock options under the LTIP that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder were to deliver shares of our common stock to us in payment of the exercise price of a stock option, we would be obligated to automatically grant to that option holder a new at-the-market option for the number of shares that he or she delivered.
Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the LTIP may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be cancelled when their exercise price or base price exceeds the fair market value of the underlying shares in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.
Stock Awards and Restricted Stock. The administrator may grant to eligible individuals grants of unrestricted common stock or restricted stock on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the administrator shall determine. Awards of restricted stock are actual shares of our common stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.
Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of our common stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.
Restricted Stock Units. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our common stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our common stock are issued to the participant in settlement of stock units, the participant will not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to such restricted stock units has been satisfied.
Performance Shares and Performance Units. An award of performance shares, as that term is used in the LTIP, refers to shares of our common stock or stock units that are expressed in terms of our common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the LTIP, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our common stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
Qualified Performance-Based Awards. The administrator may, prior to or at the time of grant, designate an award of restricted stock, restricted stock units, performance shares or performance units as a qualified performance-based award intended to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired. For any award so designated as a qualified performance-based award, the administrator will take steps to ensure that the terms of the award are consistent with such designation. The administrator may retain in an award agreement the discretion to reduce, but not to increase, the amount or number of qualified performance-based awards that will be earned based on the achievement of performance goals. Achievement of the performance goals will be certified by a committee of outside directors, within the meaning of Section 162(m) of the Code, before any payment is made under a qualified performance-based award.
Performance goals applicable to qualified performance-based awards may be applied on a per share or absolute basis and relative to one or more performance metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (GAAP), non-GAAP or other objective standards in a manner consistent with our or our subsidiary's established accounting policies, all as the administrator determines at the time the performance goals for a performance period are established. For this purpose, performance metrics mean criteria established by the administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or affiliates, or on a Company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

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Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes ("EBIT"); earnings/loss before interest, taxes, depreciation and amortization ("EBITDA"); profit margins; operating margins; expense levels or ratios; funds from operations or adjusted funds from operations; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

•	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);

•	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

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Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

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Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); obligations under capital or operating leases; reduction of debt or borrowing costs; early extinguishment of debt;

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Stock Price and Equity Metrics: any derivative of return on stockholders' equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); net asset value; and/or

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Strategic Metrics: staffing; acquisition, leasing or disposition of properties or other assets or entities; property vacancies; development and construction timelines and delays; legal and regulatory compliance; performance against budget; financing; number of properties under management; geographic footprint.

The administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the performance goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity that we acquire or a subsidiary during the performance period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of our core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all awards intended to qualify as qualified performance-based awards, such determinations must be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
Other Stock-Based Awards. The administrator may from time to time grant to eligible individuals awards in the form of our common stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of our common stock, including without limitation dividend equivalents and convertible debentures (the "Other Stock-Based Awards"). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in common stock equivalents, to be paid on a deferred basis, and (C) settled in cash or our common stock as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal related to such Other Stock-Based Awards has been satisfied. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.

Award Limitations
The following limitations on awards are imposed under the LTIP:

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ISO Award Limit. No more than 8,000,000 shares of our common stock may be issued in connection with awards granted under the LTIP that are intended to qualify as incentive stock options under Section 422 of the Code.

•	Code Section 162(m) Individual Limits:

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Appreciation Awards. The maximum number of shares of our common stock that may be made subject to awards granted under the LTIP during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 600,000 shares.

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Stock-Based Performance Awards. The maximum number of shares of our common stock that may be made subject to awards granted under the LTIP during a calendar year to any one person in the form of performance shares is, in the aggregate, 600,000 shares. If such performance shares will be settled in cash, the maximum cash amount payable thereunder is the amount equal to the number of performance shares to be settled in cash multiplied by the closing price of the shares, as determined as of the payment date.

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Cash-Based Performance Units. In connection with awards granted under the LTIP during a calendar year to any one person in the form of cash-based performance units, the maximum cash amount payable under such performance units is $4,000,000.

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Adjustments to Limits during Initial Year of Service. Each of the individual limits set forth above (as required by Section 162(m) of the Code) are multiplied by two when applied to awards granted to any individual during the calendar year in which such individual first commences service with us.

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Adjustments for Multi-year Performance Periods. The individual limits set forth above for stock-based performance awards are multiplied by the number of calendar years over which the applicable performance period spans (in whole or in part), if the performance period is longer than 12 months' duration.

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If any award is terminated, surrendered or cancelled in the same year as the year in which it is granted, that award nevertheless will continue to be counted against the Code Section 162(m) individual limits set forth above for the calendar year in which it was granted.

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REIT Status: The LTIP will be interpreted and construed in a manner consistent with our status as a real estate investment trust (REIT) under federal tax law. No award may be granted or awarded, and with respect to any award granted under the LTIP, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by our charter, or (ii) if, in the discretion of the administrator, the grant, vesting, exercise or settlement of the award could impair our status as a REIT.

Adjustments to Awards for Corporate Transactions and Other Events
Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting us (a "Corporate Event") or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting our capital structure ("Share Change"), that occurs at any time after adoption of the LTIP by our board of directors (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the date the LTIP is approved by our stockholders) the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:

•	the aggregate number and kind of shares of common stock or other securities on which awards under the LTIP may be granted to eligible individuals;

•	the maximum number of shares of common stock or other securities with respect to which awards may be granted during any one calendar year to any individual;

•	the maximum number of shares of common stock or other securities that may be issued with respect to incentive stock options granted under the LTIP;

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the number of shares of common stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and

•	all other numerical limitations relating to awards, whether contained in the LTIP or in award agreements.
Discretionary Adjustments. In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of common stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Treatment of Awards upon Dissolution or Liquidation or a Change in Control
Dissolution or Liquidation. Unless the administrator determines otherwise, all awards outstanding under the LTIP will terminate upon our dissolution or liquidation.
Termination of Awards. If any transaction results in a change in control (as defined in the LTIP) of us, outstanding awards under the LTIP will terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards will terminate in this manner (and except as otherwise provided in the applicable award agreement):

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the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the change in control shall, immediately before the effective time of the change in control, become fully exercisable and the holders of such awards will be permitted, immediately before the change in control, to exercise the awards;

•
the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals shall, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

•
the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a change in control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement;

•
the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the change in control, become fully earned and vested and shall be settled in cash or shares of common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409a of the Code; and

•
the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a change in control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or shares of common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409a of the Code.

Implementation of the provisions of the immediately foregoing sentence will be conditioned upon consummation of the change in control, not merely the approval of the transaction by our board of directors or stockholders.
Amendment and Termination
Our board of directors or Compensation Committee may terminate, amend or modify the LTIP or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the LTIP, (ii) materially increase the number of shares of our common stock which may be issued under the LTIP or to a participant, (iii) materially expand the eligibility for participation in the LTIP, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.
The LTIP is scheduled to expire on April 19, 2023, which is ten years after its adoption by our board of directors. We may grant qualified performance-based full value awards during the first five years of the plan's term. Our ability to grant such qualified awards will expire as of the 2018 annual meeting of stockholders unless on or before the date of that meeting our stockholders re-approve the elements of the LTIP that are required by Section 162(m) of the Code - eligibility, performance metrics and individual award limits.
Compliance with Listing Rules
During such time as shares of our common stock are listed for trading on any stock exchange or market, our board of directors and the administrator agree that they will not make any amendments, issue any awards or take any action under the LTIP unless such action complies with the relevant listing rules.
U.S. Federal Income Tax Consequences
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the LTIP, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the LTIP. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.
Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.
If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be characterized as short- or long-term capital gain or loss, depending upon the holding period for the shares.
Full Value Awards. Any cash and the fair market value of any shares of common stock received by a participant under a Full Value Award are generally includible in the participant's ordinary income. In the case of restricted stock awards, this amount is includible in the participant's income when the awards vest, unless the participant has filed an election with the

Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of common stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested Full Value Awards are also ordinary income for participants.
Deductibility of Compensation. Except as explained below, the Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain. The Code allows publicly held corporations to deduct compensation that is in excess of $1,000,000 paid to the corporation's chief executive officer and to any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied. Although our shares are not listed for public trade currently, we nevertheless are viewed as a publicly held corporation for purposes of this limitation on deductible compensation. We intend for compensation arising from grants of stock options and stock appreciation rights under the LTIP to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility. We may also choose to grant performance awards under the LTIP that satisfy the requirements for deductibility of compensation. We reserve the right, however, to grant awards under the LTIP that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.
New Plan Benefits
Our board of directors has approved, subject to the approval of our stockholders, awards to our executive officers, our non-executive officers, and our non-executive director group under the LTIP with respect to the 2013 plan year. The following table indicates the expected amount of these awards based on achieving target performance metrics.

Name and Position(1)	Dollar Value ($)	Number of Units
E. Nelson Mills, Chief Executive Officer	1,350,000(2)	(3)
Wendy G. Gill, Interim Chief Financial Officer	200,000(4)	(3)
Executive Group	1,550,000(5)	(3)
Non-Executive Director Group	240,000(6)	(7)
Non-Executive Officer Employee Group	1,030,000(8)	(3)
(1) As of December 31, 2012, we were externally advised by Wells Real Estate Funds and its affiliates and did not directly employee any of our officers. As we did not directly compensate any of our executive officers as of December 31, 2012, we have not established our three most highly compensated executive officers in addition to our chief executive officer and interim chief financial officer. We have therefore omitted information with respect to our named executive officers, other than our chief executive officer and interim chief financial officer.
(2) The table above indicates the total long-term incentive compensation our board of directors has approved for our chief executive officer if target performance metrics are achieved during 2013. If only threshold performance metrics are achieved during 2013, total long-term incentive compensation under the plan will be $844,000. If maximum performance metrics are achieved during 2013, total long-term incentive compensation under the plan will be $2,363,000.
(3) Any awards made under the plan will be granted at the conclusion of the 2013 performance period. Prior to such time, we expect our board of directors to establish an updated estimated value per share based on data as of September 30, 2013. We expect to use this updated estimated value per share to determine the number of units awarded under the plan. Our current estimated value per share is $7.33 as of September 30, 2012.
(4) The table above indicates the total long-term incentive compensation our board of directors has approved for our interim chief financial officer if target performance metrics are achieved during 2013. If only threshold performance metrics are achieved during 2013, total long-term incentive compensation under the plan will be $150,000. If maximum performance metrics are achieved during 2013, total long-term incentive compensation under the plan will be $300,000.
(5) The table above indicates the total long-term incentive compensation our board of directors has approved for our executive officers as a group if target performance metrics are achieved during 2013. If only threshold performance metrics are achieved during 2013, total long-term incentive compensation under the plan for the group will be $994,000. If maximum performance metrics are achieved during 2013, total long-term incentive compensation under the plan for the group will be $2,663,000.
(6) If the 2013 Long-term Incentive Plan is approved by our stockholders we expect to grant each of our six independent directors an equity award, in a form to be determined, in an amount equal to $40,000 each.

(7) We expect the equity award granted to our independent directors to be made during the fourth quarter of 2013 after our board of directors has established an updated estimated value per share based on data as of September 30, 2013. This updated estimated value per share will be used to determine the number of units awarded under the plan. Our current estimated value per share is $7.33 as of September 30, 2012.
(8) The table above indicates the total long-term incentive compensation our board of directors has approved for our non-executive officer employee group if target performance metrics are achieved during 2013. If only threshold performance metrics are achieved during 2013, total long-term incentive compensation under the plan for the group will be $893,000. If maximum performance metrics are achieved during 2013, total long-term incentive compensation under the plan for the group will be $1,305,000. Currently, our board of directors has only approved equity compensation for our vice presidents and above. In the future, our compensation committee may recommend equity awards to additional employees.
Vote Required
The affirmative vote of a majority of the total votes cast is required to approve the 2013 Long-Term Incentive Plan. Shares held by a bank, broker or other intermediary will not be voted on this proposal absent specific instruction from you, which means your shares may go unvoted and not affect the outcome if you do not specify a vote. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.
Recommendation of the Board of Directors
Your board of directors unanimously recommends a vote "FOR" the proposal to approve the 2013 Long-Term Incentive Plan.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our secretary, Mr. Randall D. Fretz, at our executive offices no later than December 31, 2013. However, if we hold our annual meeting before June 17 or after August 16, stockholders must submit proposals for inclusion in our 2014 proxy statement within a reasonable time before we begin to print our proxy materials. If a stockholder wishes to present a proposal at the 2014 annual meeting, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary no later than March 16, 2014.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Exhibit A

COLUMBIA PROPERTY TRUST, INC.
2013 LONG-TERM INCENTIVE PLAN

A-i

A-ii

1.    History; Effective Date.
Columbia Property Trust, Inc., a Maryland corporation ("CPT"), has established the COLUMBIA PROPERTY TRUST, INC. 2013 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the "Plan"). The Plan was adopted by the Board of Directors of CPT (the "Board") on April 19, 2013, as a successor plan to CPT's 2003 Stock Option Plan and 2003 Independent Director Stock Option Plan (collectively, the "Prior Plans"). The Plan shall become and is effective as of the date that it is approved by the stockholders of CPT (the "Effective Date"). No awards will be made under CPT's Prior Plans after the Effective Date of this Plan.
2.    Purposes of the Plan.
The Plan is designed:
(a)    to promote the long term financial interests and growth of CPT and its Subsidiaries (collectively, the "Company") by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;
(b)    to motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c)    to further the alignment of interests of Participants with those of the stockholders of CPT through opportunities for increased stock or stock-based ownership in CPT.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.    Terminology.
Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.     Administration.
(a)    Administration of the Plan. The Plan shall be administered by the Administrator.
(b)    Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i)    determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)    determine the types of Awards to be granted any Eligible Individual;
(iii)    determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
(iv)    determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant's Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

(v)    subject to Sections 7(e), 7(j), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi)    accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made with respect to a Qualified Performance-Based Award if the effect of such action would cause the Award to fail to qualify for the Section 162(m) Exemption or shall be made to any Award that is considered "deferred compensation" within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii)    determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)    for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of local or foreign (non-United States) jurisdictions, adopt, amend, modify, administer or terminate sub‑plans and special provisions or supplements applicable to Awards to be granted to a group of Eligible Individuals or Awards regulated by the laws of a jurisdiction outside of the United States, which sub-plans, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub‑plans, supplements and special provisions;
(ix)    establish any "blackout" period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x)    determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi)    administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii)    establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)    correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect; and
(xiv)    otherwise administer the Plan and all Awards granted under the Plan.
(c)     Delegation of Administrative Authority. The Administrator may designate employees of CPT or any Subsidiary, to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and exchange rules, may delegate authority to officers or other employees of CPT or any Subsidiary the Administrator's duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are "covered employees" within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.
(d)    Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e)    Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, CPT, and the officers and directors of CPT shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)    Indemnification. To the maximum extent permitted by law, by CPT's Charter and by‑laws, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of CPT or an Affiliate shall be indemnified by CPT against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g)    Effect of Administrator's Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including CPT, its stockholders, any Participants and any other employee, consultant, or director of CPT and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of CPT shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards. Notwithstanding the foregoing, following a Change in Control, any determination by the Administrator as to whether "Cause" exists shall be subject to de novo review by a court of competent jurisdiction.
5.     Shares Issuable Pursuant to Awards.
(a)    Initial Share Pool. As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the "Share Pool") shall be equal to 8,000,000 shares.
(b)    Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i)    The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan; and
(ii)    The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award granted under this Plan that is forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of Common Stock used as a reference measure for any Award granted under this Plan that are not issued upon settlement of such Award either due to a net settlement or otherwise.
(c)    Code Section 162(m) Individual Limits. Subject to adjustment as provided in Section 10 of the Plan:
(i)    the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 600,000 shares;
(ii)    the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 600,000 shares, and
(iii)    in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(c)(ii), multiplied by the Fair Market Value as determined as of the payment date; and
(iv)    in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units, the maximum cash amount payable under such Performance Units is $4,000,000;
provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with CPT or a Subsidiary; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months' duration, when applied to Performance Awards. If an Award is terminated, surrendered or cancelled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted.
(d)    ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to the number of shares in the Share Pool as of the Effective Date of the Plan.

(e)    Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under CPT's Charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

6.     Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for CPT or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.    Awards.

(a)    Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by CPT and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)     Stock Options.
(i)    Grants. A stock option means a right to purchase a specified number of shares of Common Stock from CPT at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of CPT or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Sections 424(e) and 424(f) of the Code, respectively, of CPT, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii)    Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years' duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by CPT or a Subsidiary or with which CPT or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
(iii)    Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant's stock options shall be forfeited upon his or her Termination of Service.
(iv)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(c)    Prohibition on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to CPT in payment of the exercise price or any tax withholding obligation under any other stock option.

(d)    Stock Appreciation Rights.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by CPT or a Subsidiary or with which CPT or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)    Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years' duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by CPT of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)    Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant's stock appreciation rights shall be forfeited upon his or her Termination of Service.
(iv)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(e)    Prohibition on Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving CPT (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be cancelled when their exercise price or base price exceeds the Fair Market Value of the underlying Common Stock in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by CPT's stockholders.

(f)    Stock Awards.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, "Stock Awards") on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)    Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the grant or vesting of a Stock Award upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Stock Award as a Qualified Performance-Based Award. Subject to the provisions of the

Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii)    Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by CPT and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, CPT shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant's name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by CPT.
(iv)    Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(g)    Stock Units.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Restricted Stock Units represent a contractual obligation by CPT to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)    Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the vesting and/or lapse of risk of forfeiture of Restricted Stock Units upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Award of Restricted Stock Units as a Qualified Performance-Based Award. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by CPT, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)    No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of CPT with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv)    Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(v)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
(h)    Performance Shares and Performance Units.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)    Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The Administrator may, prior to or at the time of grant, designate an Award of Performance Shares or Performance Units as a Qualified Performance-Based Award. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(i)    Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

(j)    Qualified Performance-Based Awards.

(i)    Stock Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Participant who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such stock option or stock appreciation right is expected to be deductible to CPT or a Subsidiary qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards, and the Plan shall be interpreted and operated consistent with that intention.
(ii)    Grant Process for Performance Awards. When granting any Award other than a stock option or stock appreciation right, the Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (A) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (B) the Administrator wishes such Award to qualify for the Section 162(m) Exemption. For any Award so designated as a Qualified Performance-Based Award, the Administrator shall take steps to ensure that the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of "outside directors" (within the meaning of Section 162(m) of the Code) and that the Performance Goals be established, in writing, by the Administrator within the time period prescribed by Section 162(m) of the Code). The Performance Goals established by the Administrator for each Qualified Performance-Based Award shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Administrator may retain in an Award Agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals.
(iii)    Certification and Payment. Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Administrator shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. No Qualified Performance-Based Awards will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of a Qualified Performance-Based Award actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement.
(iv)    Performance Goals. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles ("GAAP"), non GAAP or other objective standards in a manner consistent with CPT's or its Subsidiary's established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company's core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all Awards intended to qualify as Qualified Performance-Based Awards, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(v)    Non-delegation. No delegate of the Administrator is permitted to exercise authority granted to the Administrator under Section 4 to the extent that the exercise of such authority by the delegate would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.
(k)    Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause CPT or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

(l)     Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(m).
8.    Withholding of Taxes.
Participants and holders of Awards shall pay to CPT or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of CPT under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to CPT and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (and not any greater amount) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. CPT or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.    Transferability of Awards.
Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant's guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any CPT stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
10.    Adjustments for Corporate Transactions and Other Events.
(a)    Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting CPT (each, a "Corporate Event") or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of CPT (each, a "Share Change") that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)    Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of CPT receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price does not exceed the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of CPT and securities of entities other than CPT) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof ("Substitute Awards").
(c)    Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in CPT's consolidated financial statements, notes to the consolidated financial statements, management's discussion and analysis or other CPT filings with the Securities and Exchange Commission; provided, however, that, except in connection with death, disability or a Change in Control, no such adjustment shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of CPT or the applicable subsidiary, business segment or other operational unit of CPT or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that, except in connection with death, disability or a Change in Control, no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.
(d)    Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)    Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of CPT.
11.    Change in Control Provisions.
(a)    Termination of Awards. Notwithstanding the provisions of Section 11(b) and except as otherwise provided in the applicable Award Agreement, in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)    the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)    the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii)    the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv)    the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v)    the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b)    Continuation, Assumption or Substitution of Awards. The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant's Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c)    Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d)    Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.    Substitution of Awards in Mergers and Acquisitions.
Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of CPT or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with CPT or a Subsidiary, or the acquisition by CPT of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13.    Compliance with Securities Laws; Listing and Registration.
(a)    The obligation of CPT to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which CPT's securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of CPT's equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but CPT shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)    Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)    In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to CPT in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.    Section 409A Compliance.
It is the intention of CPT that any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither CPT nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, any payments (whether in cash, shares of

Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant's separation from service, within the meaning of Section 409A of the Code, while the Participant is a "specified employee" (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by CPT and its Affiliates) and which would otherwise be paid within six months after the Participant's separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant's separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant's estate following the Participant's death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15.    Plan Duration; Amendment and Discontinuance.
(a)    Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) April 18, 2023. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before April 18, 2023, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. Notwithstanding the continuation of the Plan, no Award (other than a stock option or stock appreciation right) that is intended to be a Qualified Performance-Based Award shall be granted on or after the fifth anniversary of the Effective Date unless the material terms of the applicable performance goals, within the meaning of Treasury Regulation Section 1.162-27(e)(4)(i), are approved by the stockholders of CPT no later than the first stockholder meeting that occurs in the fifth year following the Effective Date.
(b)    Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant's consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to CPT or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of CPT's stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)    Amendment of Awards. Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant's consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant's consent.
16.    General Provisions.
(a)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of CPT or any Affiliate or shall interfere in any way with the right of CPT or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that CPT is the Participant's employer or that the Participant has an employment relationship with CPT.
(b)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between CPT and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from CPT pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of CPT.
(c)    Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of CPT or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) CPT or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)    Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, CPT may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or cancelled after such issue or transfer of shares to the Subsidiary shall revert to CPT.
(e)    Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.
(f)    Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)    Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the "Recoupment Policy") and/or to any provisions set forth in the applicable Award Agreement under which CPT may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
(h)    REIT Status. The Plan shall be interpreted and construed in a manner consistent with CPT's status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by CPT's Charter, or (ii) if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of the Award could impair CPT's status as a REIT.
17.    Glossary.
Under this Plan, except where the context otherwise indicates, the following definitions apply:
"Administrator" means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "independent director" to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, and with respect to any Award that is intended to be a Qualified Performance-Based Award, the Administrator shall consist of two or more directors, each of whom is intended to be, to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, "Administrator" means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.
"Affiliate" means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, CPT or any successor to CPT. For this purpose, "control" (including the correlative meanings of the terms "controlled by" and "under common control with") shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
"Award" means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan or the Prior Plans.
"Award Agreement" means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
"Board" means the Board of Directors of CPT.
"Change in Control" means the first of the following to occur: (i) a Change in Ownership of CPT, (ii) a Change in Effective Control of CPT, or (iii) a Change in the Ownership of Assets of CPT, as described herein and construed in accordance with Code section 409A.
(i)    A "Change in Ownership of CPT" shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of CPT that, together with the stock held by such Person or Group, constitutes more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of CPT. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the capital stock of CPT, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of CPT or to cause a Change in Effective Control of CPT (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which CPT acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii)    A "Change in Effective Control of CPT" shall occur on the date a majority of members of CPT's Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of CPT's Board before the date of the appointment or election.
(iii)    A "Change in the Ownership of Assets of CPT" shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from CPT that have a total gross fair market value equal to or more than 85% of the total gross fair market value of all of the assets of CPT immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CPT, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A)    A "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by CPT and by entities controlled by CPT or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of CPT pursuant to a registered public offering.

(B)    Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C)    A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of CPT.
(D)    For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
"Charter" means CPT's Second Amended and Restated Articles of Incorporation as Amended by the First Articles of Amendment, as amended and restated from time to time.
"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
"Common Stock" means shares of common stock of CPT, par value $0.01 per share, and any capital securities into which they are converted.
"Company" means Columbia Property Trust, Inc. and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Columbia Property Trust, Inc.
"Compensation Committee" means the Compensation Committee of the Board.
"CPT" means Columbia Property Trust, Inc., a Maryland corporation.
"Dividend Equivalent" means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
"Effective Date" means the date on which adoption of the Plan is approved by the stockholders of CPT.
"Eligible Individuals" means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, CPT or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for CPT's securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from CPT or a Subsidiary.
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
"Fair Market Value" means, on a per Share basis as of any date, unless otherwise determined by the Administrator:
(i)    if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii)    if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii)    if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
"Full Value Award" means an Award that results in CPT transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which CPT transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
"Incentive Stock Option" means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an "incentive stock option" within the meaning of Section 422 of the Code and otherwise meets the requirements to be an "incentive stock option" set forth in Section 422 of the Code.
"Nonqualified Option" means any stock option that is not an Incentive Stock Option.
"Other Stock-Based Award" means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
"Participant" means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
"Performance Award" means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
"Performance Goals" means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator; provided, however, that in the case of Qualified Performance-Based Awards, such performance goals shall be based on the attainment of specified levels of one or more Performance Metrics.
"Performance Period" means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
"Performance Metrics" means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i)    Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes ("EBIT"); earnings/loss before interest, taxes, depreciation and amortization ("EBITDA"); profit margins; operating margins; expense levels or ratios; funds from operations or adjusted funds from operations; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
(ii)    Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
(iii)    Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
(iv)    Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(v)    Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); obligations under capital or operating leases; reduction of debt or borrowing costs; early extinguishment of debt;
(vi)    Stock Price and Equity Metrics: any derivative of return on stockholders' equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); net asset value; and/or
(vii)    Strategic Metrics: staffing; acquisition, leasing or disposition of properties or other assets or entities; property vacancies; development and construction timelines and delays; legal and regulatory compliance; performance against budget; financing; number of properties under management; geographic footprint.
"Performance Shares" means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
"Performance Units" means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
"Plan" means this CPT, Inc. 2013 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
"Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7(j).
"REIT" means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
"Restricted Stock" means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
"Restricted Stock Unit" means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
"Restriction Period" means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).
"Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
"Subsidiary" means any corporation or other entity in an unbroken chain of corporations or other entities beginning with CPT if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a "separation from service" within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code , a "Subsidiary" of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
"Tax Withholding Obligation" means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
"Termination of Service" means the termination of the Participant's employment or consultancy with, or performance of services for, CPT and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among CPT and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, "Termination of Service" shall mean a "separation from service" as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with CPT and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with CPT and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for CPT or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with CPT or any Subsidiary.
"Unit" means a bookkeeping entry used by CPT to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
{end of document}

COLUMBIA PROPERTY TRUST, INC.
PROXY FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

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4. Unless you wish to change your vote, do not mail your Proxy Card if you vote by Internet or telephone.

Please detach at perforation before mailing.

PROXY	COLUMBIA PROPERTY TRUST, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - JULY 17, 2013 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY
The undersigned stockholder hereby appoints E. Nelson Mills, Wendy W. Gill, and Randall D. Fretz, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Columbia Property Trust, Inc., to be held on July 17, 2013, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of the Annual Meeting of Stockholders, the proxy statement, and the annual report.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the July 17, 2013, meeting date.
Internet or telephone proxy authorization must be received by 1:30 p.m. (ET), July 17, 2013, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, Internet or telephone proxy authorizations must be received by the day the meeting is resumed.

VOTE BY INTERNET: www.columbiapropertytrust.com VOTE BY TELEPHONE: 1-888-218-4371
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Stockholder sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Columbia Property Trust, Inc.
Stockholder Meeting to Be Held on July 17, 2013

You are receiving this communication because you hold shares in Columbia Property Trust, Inc. ("Columbia"). This is to inform you that the materials you should review before casting your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and online. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for this meeting and the 2012 Annual Report are available at: www.columbiapropertytrust/proxy.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD. IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TOUCH-TONE PHONE. PLEASE MARK VOTE AS IN THIS EXAMPLE [X]
Unless you direct otherwise, this submitted proxy will be voted as our board recommends.
OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AS DESCRIBED IN THE PROXY STATEMENT.
1. To vote for the election of directors:			FOR ALL	WITHOLD ALL	FOR ALL EXCEPT
01. Charles R. Brown	02. Richard W. Carpenter	03. Bud Carter
04. John L. Dixon	05. E. Nelson Mills	06. George W. Sands	[ ]	[ ]	[ ]
07. Neil H. Strickland	08. Leo F. Wells, III
To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee'(s) number(s) on the line below.

			FOR	AGAINST	ABSTAIN
2. Proposal to approve the 2013 Long Term Incentive Plan:			[ ]	[ ]	[ ]

	YES	NO
I PLAN TO ATTEND THE ANNUAL STOCKHOLDER MEETING AT 1:30 PM ET ON JULY 17, 2013, IN ATLANTA, GA.	[ ]	[ ]

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.